EXHIBIT 10.12


                                  Exhibit 10.12
                      Purchase Agreement - Kendall, Florida


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                      AGREEMENT TO PURCHASE REAL PROPERTY:


         This Agreement to Purchase Real Property ("Agreement") is dated October 4, 1996 for reference purposes only, and is made by and between Documentation Corp. and Bersin Development Corp., each a Florida corporation, each as to an undivided 50% interest ("Seller"), and Silver Diner Development, Inc., a Virginia corporation ("Buyer").

                                    ARTICLE 1
                                   DEFINITIONS

         For purposes of this Agreement, the following terms shall have the following meanings:

         1.1 Closing. The term Closing shall mean the date and event upon which title to the Property is transferred of record to Buyer.

         1.2 Contemplated Use. The term "Contemplated Use" shall mean a full service restaurant consistent with the prototypical design of Buyer's restaurants, containing a minimum of 220 seats and with a liquor license allowing the sale of beer, wine and alcoholic beverages for consumption on site.

         1.3 Contemplated Improvements. The term "Contemplated Improvements" shall mean a building containing not more than 8,000 square feet inclusive of any outdoor or covered patio areas for outside dining, if any, plus, in addition thereto, related screened exterior dumpster pad, walkways, landscaping, lighting and other site improvements pertaining thereto, if any; provided however, that the width (the east-west dimension) of any building constructed on the Property at any time shall not exceed 100 lineal feet.

         1.4 Effective Date of this Agreement. This Agreement shall be effective on, and the term "Effective Date" shall mean, the date on which this Agreement is executed by the last designated signatory to this Agreement and a fully executed counterpart thereof, including all exhibits hereto, has been delivered to the other party.

         1.5 Environmental Law. The term "Environmental Law" or "Environmental Laws" shall mean all applicable federal, state and local environmental laws, regulations, rules, ordinances, statutes, licenses, permits, orders or restrictions relating to or affecting the Property and/or the development, use or operation thereof with respect to Hazardous Materials and/or the use and control thereof.

         1.6      Escrow Holder. The term "Escrow Holder" shall mean Rubin
Baum Levin Constant Friedman & Bilzin, 2500 First Union Financial Center, Miami, Florida 33131.



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         1.7 Government  Approvals.  The term "Government  Approvals" shall mean any and all permits, licenses, authorizations or consents of federal, state, and municipal governmental or quasi-governmental authorities, agencies, boards or offices having jurisdiction over the Property, duly issued in accordance with applicable Laws to permit Buyer to construct the Contemplated Improvements and utilize the same for the Contemplated Use, including specifically, but not limited to subdivisions approval, compliance with zoning requirements (or obtaining any necessary variances or special use permits thereto or changes
therefrom),   site  plan  approval,  highway  department  access  and  curb  cut approvals, satisfaction of environmental and traffic impact study requirements and building permits.

         1.8 Hazardous Materials. The term "Hazardous Materials" shall mean any pollution or contaminants as defined by any applicable governmental regulatory agency, including but not limited to, hazardous or toxic substances or materials regulated under federal, state or local environmental laws, regulations, rules, ordinances, statutes, licenses, permits, or orders; asbestos; radon and polychlorinated biphenyls.

         1.9 Kendall Drive Portion of the Product. The term "Kendall Drive Portion of the Project" shall mean the trapezoidal portion of the Seller's Project which borders Kendall Drive and consists of Parcels "E," "F," "G" and "H," together with the parking field associated with such parcels (but excluding the parking area located between parcels "H" and "I") all landscaping areas, roadways and drives serving such parcels, and the grass set-back area between such parking field and Kendall Drive, all as shown on the sketch attached hereto as Exhibit "C".

         1.10 Laws. The term "Laws" or "Law" shall mean all local, regional, municipal, county, state, and federal statutes, regulations, ordinances, orders, judgments, codes, rules or other laws applicable to or affecting the ownership, operation or use of the Property or any portion thereof (including, without limitation, health, safety, building, fire safety, liquor, subdivision, environmental, and zoning laws).

         1.11 Permitted Exceptions. The term "Permitted Exceptions" shall mean the exceptions to title determined pursuant to paragraph 3.2.

         1.12 Property. The term "Property" shall mean that certain real property located (i) east of the northeast corner of the intersection of North Kendall Drive and S.W. 124th Avenue in the unincorporated County of Dade, State of Florida, as depicted in Exhibit A attached hereto and identified as Parcel F on the Site Plan, as hereinafter defined, which Property shall be not less than 150 feet by 150 feet in size; (ii) all improvements and structures located on the land; (iii) all easements, hereditaments and appurtenances in favor of or benefitting the land or improvements, or any portion thereof, including all rights, title and interest in

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and to all  streets  abutting or serving the land or any  portion  thereof;  and
(iv) any items of tangible and intangible personal property, located on and/or attached to, used in connection with, or arising in connection with, the ownership, operation, maintenance and management of said land and improvements.

         1.13 REA. The term "REA" shall mean the Reciprocal Easement Agreement between the owner of Seller's Project and other tenants and occupants of Seller's Project granting easements over the common roadway areas and utility lines of Seller's Project including the Property and governing and restricting the use of Seller's Project, as more particularly described in paragraph 2.4.

         1.14 Seller's Project. The term "Seller's Project" shall mean the overall mixed use parcel shown on Exhibit "B", of which the Property is a part, and depicted in bold on the site plan attached as Exhibit B to the REA (the "Site Plan").

                                    ARTICLE 2
                                TERMS OF PURCHASE

         2.1 Agreement to Purchase and Sell. Buyer agrees to purchase the Property from Seller, and Seller agrees to sell the Property to Buyer, upon the terms and conditions contained in this Agreement.

         2.2 Purchase Price. The purchase price for the Property shall be $1,350,000.00 (the "Purchase Price").

         2.3 Terms of Payment. The Purchase Price shall be paid by Buyer to Seller as follows:

                  (a) Deposit. Contemporaneously with the execution of this Agreement by Buyer, Buyer will deposit with Escrow Holder as earnest money deposit (the "Deposit") clear funds in the amount of $150,000. The Deposit shall be held in an interest bearing repurchase agreement or similar account under Buyer's Federal Identification Number which is 54-1439417, and disbursed as herein provided. If this Agreement is terminated for any reason other than Buyer's default in its obligations under this Agreement, then the Deposit, and any interest thereon, shall be returned to Buyer. Upon Closing the Deposit shall be disbursed to Seller and all interest thereon shall be paid to Buyer.

                  (b) Balance of Purchase Price. The balance of the Purchase Price shall be paid to the order of Seller in clear funds as follows:

                           (i)      the sum of $1,175,000 shall be payable at
Closing; and

                           (ii)     the sum of $25,000 shall be payable upon
Seller's obtaining (and providing evidence thereof to Buyer) all required Governmental Approvals to permit a minimum of forty (40) additional parking spaces to be constructed in the grass set-back

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area currently  existing in the front  portion  of the  Kendall  Drive  Portion of the Project, as same may be expanded to include land currently dedicated for right of way, if applicable, such that there shall be a net increase of forty (40) parking spaces within the Kendall Drive Portion of the Project (including those in the grass set-back area, as same may be expanded as aforesaid) above the minimum otherwise required by Section 3.9 hereof. If the condition set forth in this subparagraph (ii) has been met as of the Closing, then the sums required to be paid hereunder shall be due at Closing. If such condition is not satisfied on or before December 31, 1998, then Buyer shall be relieved of its obligation for the payment related to this condition. This obligation shall survive Closing and be the joint and several obligation of Buyer named herein and any assignee notwithstanding any assignment of Buyer's rights hereunder.

         2.4 Reciprocal Easement Agreement. Attached hereto as Exhibit "E" is the form of the REA. The REA, subject to such changes as Seller may require (whether to satisfy governmental requirements or otherwise), which changes shall be subject to Buyer's prior written consent which shall not be unreasonably withheld (Buyer hereby consents to the inclusion in the REA, at the sole and absolute option of Seller, of the restriction contemplated in Section 8(c) of the Buyer's Supplemental Declaration attached hereto and made a part hereof as Exhibit "H"), shall, as a condition to Closing, be executed by all necessary parties at or prior to Closing and shall be recorded in the public records promptly thereafter. Additionally, Seller agrees that the unilateral right of Seller to shift the north-south accessway in the middle of the parking area in the event a direct entrance into the Center is permitted from Kendall Drive, as contemplated in paragraph 2(a) and (c) of the REA, shall be conditioned upon Seller's developing the Center in accordance with the alternative site plan attached hereto as Exhibit "F," as same may be changed with Buyer's consent, not unreasonably withheld (the "Alternative Site Plan"). Further, Seller agrees that if such direct entrance from Rendall Drive is to be constructed and same is not constructed (and completed) prior to the date Buyer completes construction of its building and opens for business with the public (the "Opening Date"), then, commencement of the construction of such entrance shall not occur until after six (6) months from the Opening Date. Seller agrees that it will not commence such construction activities prior to the Opening Date unless it has in good faith determined that the construction of the entrance will be completed before the Opening Date, as same may be reasonably projected by Buyer, and the contract relating to the construction of such entrance requires that same be completed prior to the Buyer's projected Opening Date. Seller shall give Buyer not less than thirty (30) days' advance notice of the date on which construction of the entrance is expected to commence.

                                    ARTICLE 3
                    CONDITIONS TO BUYER'S OBLIGATION TO CLOSE

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         3.1 In General.  All of Buyer's obligations  pursuant to this Agreement are expressly conditioned upon the satisfaction or waiver by Buyer of each of the conditions precedent set forth in this Article 3, and if any are not so satisfied or waived by Buyer on or before the date of Closing (or by the date specified therein, if longer or shorter), this Agreement shall be deemed terminated and Buyer shall receive the return of the Deposit.

         3.2 Approval of Title. Within forty-five (45) days following the Effective Date, Seller shall cause a proforma title commitment written on Commonwealth Land Title Insurance Company to be delivered to Buyer (the "Title Report") together with hard copies of all items shown as conditions or exceptions thereto, and, which Title Report shall commit to insure, at Closing, Buyer's title to the Property in fee simple and Buyer's rights in and to the easements created by the REA, subject only to the Permitted Exceptions. Seller hereby advises Buyer that the matters included on Exhibit "D" attached hereto (the "Title Schedule") will likely be reflected in the Title Report as exceptions and those matters may not be objected to by Buyer and shall be deemed Permitted Exceptions. Buyer shall have the right to review Seller's title to the Property and to object to any exception to title (other than those reflected on the Title Schedule) that renders title unmarketable or unusable for Buyer's Contemplated Use and (a) is reflected in the Title Report and disclosed to Seller by Buyer within ten (10) days after its receipt of the Title Report or
(b) is otherwise disclosed to Seller by Buyer within ten (10) days after Buyer's first discovering same. If Buyer timely objects to an exception to title, then on or before the earlier of the tenth (10th) day following Buyer's notice of exception or the date for Closing, but in no event prior to October 31, 1996, Seller shall agree to remove the exception by Closing or notify Buyer that it is unwilling or unable to remove the exception prior to Closing. Within ten (10) business days following Buyer's receipt of Seller's notice that it is unable or unwilling to remove an exception to title, Buyer may elect to either (i) terminate this Agreement, whereupon the Deposit shall be returned to Buyer, or
(ii) continue this Agreement in effect, in which event Buyer will be deemed to have approved the previously disapproved exception. Seller's failure to provide written notice that it is unwilling or unable to remove an exception within the time allowed for delivery of such notice shall be deemed to evidence the willingness and ability of Seller to remove the exception prior to Closing.
All additional exceptions to title created or discovered by Buyer subsequent to delivery of the Title Report to Buyer shall be subject to the ten-day time frames for notice of disapproval by Buyer and removal by Seller as set forth above. All exceptions to title to the Property which do not render title unmarketable or unusable for Buyer's Contemplated Use which either are disclosed by the Title Report or are subsequently discovered by Buyer and, in either such case, to which Buyer does not timely object are referred to herein as the "Permitted Exceptions." Notwithstanding the foregoing, Buyer hereby objects to, and the term "Permitted Exceptions" shall not include, (i) any lien for payment of delinquent real property

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taxes,  (ii) any item listed as a condition  under Schedule B-I of the Title
Report (excluding items to be satisfied by Buyer such as payment or the providing of evidence of its corporate status and/or authority), or any "standard exceptions" reflected on the Title Report or Owners Title Policy described in paragraph 5.1, and (ii) any deed of trust, mortgage, UCC financing statement, mechanic's lien, judgment lien or other lien encumbering the Property. Seller shall convey good and marketable title in fee simple to the Property to Buyer at the Closing, subject only to the Permitted Exceptions.

                  Buyer acknowledges being advised that the Property and adjacent lands are encumbered by financing presently held by General Motors Acceptance Corporation ("GMAC"). It is a condition to the obligation to close of Buyer under this Agreement that GMAC will have released its existing financing as it affects the Property prior to or concurrently with the Closing and that GMAC will have subordinated concurrently with the Closing the lien and effects of its' financing to the easements to be granted in the REA, and Seller's inability to do so regardless of the reason therefor, shall be subject to the provisions set forth in Section 6.11(i), below.

                  Buyer acknowledges being advised of the Declaration of Restrictive Covenants, item 3 of the Title Schedule (the "Declaration"), which was imposed for the benefit of Kendall Federation of Homeowner Associations, Inc. ("KFHA") and ties development of the Seller's Project, including the Property, and other lands, to an approved site plan and sets forth limitations on the use and development of the Property, Seller's Project and other lands. Paragraph 4 of the Declaration described in item 3 of the Title Schedule requires the provision of a community meeting area as more particularly provided therein. Notwithstanding the fact that the Declaration is a Permitted Exception that cannot be objected to as a title defect by Buyer, it is a condition to Buyer's obligation to close that Seller shall have been successful in obtaining from KFHA (i) a modification of the afore referenced paragraph of the Declaration to provide that same is inapplicable to the Property; (ii) approval of a revised site plan consistent with Exhibit B or F, as applicable (provided that Seller can, in its absolute and sole discretion, make such changes to the Site Plan or Alternative Site Plan that are wholly outside the boundaries of Seller's Project so long as no such changes violate any exclusive or restrictive covenant set forth for the benefit of Buyer in the REA, Buyer's Supplemental Declaration or Exhibit "G", described below);
and (iii) an executed modification of the Declaration (which shall, as a condition to Closing, also be executed by Seller) and (unless a substantial compliance determination letter is received from Dade County) an amendment executed by Dade County and Seller, amending Items No. 2 and 3 of the Title Schedule to reflect the foregoing, which modification(s) shall specifically provide that same supersedes any conflicting provisions of such Items 2 and 3 of the Title Schedule. Buyer agrees that any required or desired communications with KFHA, pursuant to the Declaration or otherwise, both before and after

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Closing,  shall  be  coordinated  through  Seller.  Seller's inability, regardless of the reasons therefor, to obtain the consents and/or amendments required by this paragraph shall be subject to the provisions set forth in
Section 6.11(i), below.

                  The  parties   agree  that,   although  the   Declaration   of
Restrictions disclosed at item 4 of the Title Schedule burdens the Property, Buyer shall have no liability for the monetary school donation contemplated by paragraph 3 thereof and Seller shall timely pay or cause to be paid the full amount thereof in a manner that will not delay Buyer's obtaining of its building permit or certificate of completion for its Contemplated Improvements. Accordingly, Seller or its designee shall be entitled to any impact fee credit contemplated by paragraph 10 thereof. Seller shall indemnify, defend (with counsel reasonably acceptable to Buyer) and hold Buyer harmless from any and all liabilities, claims, demands, attorneys' fees, costs, and expenses arising from Seller's failure to timely pay the full amount of the monetary school donation and this obligation shall survive Closing.

                  If any portion of the Property is located within that portion of vacated Southwest 123rd Avenue that is included within Seller's Project, it is a condition to Buyer's obligation to close that Seller shall have obtained confirmation in writing from Florida Power and Light Company and BellSouth that arrangements have been made for relocation of their existing facilities within such vacated right-of-way to another location off of the Property. Such relocation shall be accomplished as part of Seller's work under Section 3.8 below. The rights of Florida Power and Light Company and BellSouth to retain their existing facilities in vacated Southwest 123rd Avenue and to utilize same until the contemplated relocation is completed shall be a Permitted Exception.

         3.3 Books and Records. Within five (5) days following the Effective Date, Seller shall deliver to Buyer true and correct copies of pertinent records and other documents then in Seller's possession or under Seller's control relating to the Property, Seller's Project (excluding leases or sales agreements) and its ownership and operation which are requested by Buyer, to the extent not previously delivered. Such documents shall include, but shall not be limited to, commission agreements, easements, service contracts, management contracts, utility statements, tax bills, plans and specifications for the Property and common areas of Seller's Project, and improvements on the Property, surveys, environmental studies and reports, soil and water tests, engineering studies, and any other test results or reports in Seller's possession or under Seller's control.

         3.4 Survey. At least ten (10) days prior to Closing, Seller at its sole expense shall deliver to Buyer a survey of the Property, prepared by a certified or registered surveyor acceptable to Buyer (Makowski & Wright, Inc. is hereby approved) together with a certification to Buyer and the title insurance company indicating the following information:

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                  (a)      Boundary lines and legal description of the
Property;

                  (b) The area of land in the Property expressed in square feet [or acres];

                  (c) The location of all physical encroachments, if any, by and upon the Property;

                  (d) The locations of all easements, encumbrances, and title exceptions which can be shown and depicted on a survey map, and the recording information of such easements, encumbrances and exceptions; and

                  (e) The location of all structures and abutting streets with respect to the Property.

                  Buyer shall have 5 days from receipt of the survey to object to any matters that preclude or adversely restrict or limit Buyer's ability to use the Property for the Contemplated Use. Any timely raised survey objection(s) shall be dealt with in the same manner as timely raised title defects. Any survey matters that are not timely objected to shall be deemed Permitted Exceptions.

         3.5 Hazardous Materials. The Property shall be free from any Hazardous Materials at the Closing. This condition shall be deemed satisfied unless Buyer delivers to Seller, at least 15 days prior to Closing, an environmental audit that discloses the presence of Hazardous Materials affecting the Property.

         3.6 Utilities. At the Closing, the Property shall have available (subject to extension from the perimeter of the Seller's Project to the Property as contemplated below), permissible of connection, public water supply and sewage disposal systems having sufficient capacity to serve the Contemplated Improvements and the use of the Property for the Contemplated Use, and public utilities providing sufficient electrical, gas, domestic and sprinkler
water,   and  sanitary  sewer  for  the  Contemplated Improvements and the use of the Property for the Contemplated Use. Seller shall pay for all costs associated with the connection of such utilities, subject only to the contribution by Buyer of $150,000.00 as provided in Section 3.8 below and subject to the third paragraph of Section 3.8 below. If necessary, Seller shall grant easements over Seller's Project and/or other adjoining lands owned by Seller or its affiliates and abutting Seller's Project, to serve the Property. Buyer and the Property shall have the benefit of the easements granted in the REA.

         3.7 Governmental Approvals. At the Closing, Buyer shall have obtained all Governmental Approvals which permit the construction of the Contemplated Improvements and the use of the Property for the Contemplated Use. Buyer shall diligently, continuously and in good faith pursue obtaining such Governmental Approvals, including hiring G. Wright & Associates to process and expedite obtaining

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Governmental Approvals.  Seller shall cooperate with Buyer and provide Buyer with all information reasonably necessary for Buyer to complete the application process for the Governmental Approvals, including without limitation, a utility plan for the Property. Buyer shall deliver to Seller and the Governmental Authorities within 45 days after the Effective Date, subject to extension by reason of force majeure, working drawings for a prototypical Silver Diner restaurant that are ready in all respects for submission for permitting; provided, however, that Purchaser shall not be in default of this Agreement by virtue of its failure to meet such 45- day time frame, provided that it meets its obligations under this Section within seventy-five (75) days (without giving effect to force majeure) and shall pay to Seller, within ten (10) days of demand, the sum of $369.86 per diem for each day beyond said 45-day period that Buyer has failed to deliver the working drawings as contemplated by the foregoing. Buyer shall diligently, continuously and in good faith, subject to extension by reason of force majeure, make and deliver such revisions to the working drawings as may be required for permitting.

         3.8 Site Improvements. Seller is responsible to complete, at Seller's expense but subject to Buyer's obligation to contribute as hereinafter described, the off-site and on-site development work specified below within 120 days after Closing, subject to extension by reason of force majeure. Seller shall install all roadways depicted by the diagonal lines on Exhibit C of the REA and complete all roadwork required, if any, to complete S.W. 124th Avenue lying west of Seller's Project, and shall complete all necessary utility work and site work within the Seller's Project and/or off-site therefrom, as necessary to allow the Property to be usable by Buyer for the Contemplated Use upon completion of Buyer's construction of its Contemplated Improvements, which site work shall include, but not be limited to, land clearing, water, sewer, paving, drainage, striping, site lighting and landscaping, and the burial of all FP&L lines or Southern Bell lines as necessary to satisfy all requirements (as imposed by governmental entities or the applicable utility company) applicable to the site improvement work for Seller's Project. Seller shall also be responsible to deliver, at the Closing and as a condition thereto, a rough graded building pad to within 1/10 of a foot of final grade with ninety percent (90%) compaction sufficient to support Buyer's prototype building, and Seller shall further be responsible to bring all stubbed utilities to the Property within five (5) feet inside the building pad at points to be determined by Seller within sixty (60) days after Closing, each subject to extension by reasons of force majeure. Seller shall further complete the grading of the entire Seller's Project within one hundred and twenty (120) days after the Closing (being at the same time as all other on and off-site development work is required to be completed)subject to extension by reason of force majeure. As a condition to Buyer's obligation to close, Seller shall furnish at or prior to Closing a construction contract for the afore stated site development work that requires completion within the time frame set forth herein and a payment and performance bond securing such obligation, as well as provide

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reasonable  evidence  to  Buyer  of the  availability  of  funds  (through  such combinations of Seller's equity, occupant contributions and/or financing, as applicable) required to perform the above-described on-site and off-site development work.

                  Seller agrees to use good faith efforts to perform or caused to be performed the above referenced site work in a manner that will not prevent or unduly interfere with Buyer's construction of its Contemplated Improvements in a continuous and uninterrupted manner following the Closing. If Buyer has (i) completed construction of its Contemplated Improvements in a manner that would permit it to obtain its certificate of completion therefor, but, is unable to obtain same, or (ii) is unable to proceed with the next stages of the construction of its building, in either event solely as a direct result of Seller's failure to perform any of its obligations hereunder, including its obligation to complete the site work or portions thereof as aforestated, then, in such event, Buyer may, following five (5) days' advance written notice to Seller specifying the nature of Seller's failure which is preventing Buyer from obtaining its certificate of completion or proceeding with the next stage of its construction, and provided Seller fails to cure such condition within such five
(5) day period, subject to extension by reason of force majeure, perform such site work or comply with such obligation of Seller and the Escrow Holder shall pay the amount of the reasonable costs thereof to Buyer from the escrow established by Buyer pursuant to this Section. Additionally, Seller shall be obligated to pay Buyer, and Buyer shall likewise be paid said sums from the escrow funds held for disbursement pursuant to Section 3.8(b) below by the Escrow Holder, a penalty of $1,000 per day for each day that Buyer is delayed in (i) obtaining its certificate of completion for its Contemplated Improvements or (ii) proceeding with the next stages of the construction of its building, in each case solely as a direct result of the failure of Seller to perform its obligations hereunder or complete its site work, or portions thereof, as aforestated.

                  Buyer shall be required to pay all impact fees (including, without limitation, traffic impact fees, if any) and water and sewer connection charges attributable to its development or use of the Property. In addition to the purchase price, and the costs otherwise payable by Buyer pursuant to this Agreement, Buyer shall contribute the sum of $150,000.00 toward the construction of the site work, infrastructure and parking improvements to be completed by Seller as described above, to be deposited in clear funds with Seller's attorney at the Closing, with interest added to principal and disbursement to be made as follows:

                  (a) the sum of $100,000 shall be disbursed by the Escrow Holder to pay for site work improvements proportionately and to the extent that said improvements are completed and in place as certified in writing by Seller's architect to Escrow Holder and Buyer (e.g. if the total project cost is $500,000 and Seller's architect certifies that the site work improvements are completed to a sufficient extent so as to entitle the contractor to $100,000

(20% complete) and no monies had been previously disbursed from the escrow, $20,000 may then be disbursed by Escrow Holder); provided that no mechanic's liens are then filed against the Property or the easement area of Seller's Project related to Seller's work, and if any such liens are then filed the payment due hereunder shall, if sufficient for such purpose, be used to pay or bond such liens as determined by Seller, and if insufficient, shall be held and disbursed by Escrow Holder as appropriate to protect the Property from the effect of such liens; and

                  (b) the sum of $50,000 plus interest accrued on the escrow funds shall be disbursed by the Escrow Holder within five (5) days of the later of the date that: (i) Seller completes all of its on-site and off-site development work, as certified in writing by Seller's architect, receives the final Governmental Approvals in connection therewith, and copies of such certification and approvals are provided Escrow Holder and Buyer; or (ii) any of the buildings constructed on Parcels E, F, G or H in the Seller's Project receives its final certificate of completion such that there are then no governmental impediments to the occupant's ability to open its premises for business to the general public and a copy thereof is provided to Escrow Holder and Buyer; provided that no mechanic's liens are then filed against the Property or the easement area of Seller's Project related to Seller's work, and if any such liens are then filed the payment due hereunder shall, if sufficient for such purpose, be used to pay or bond such liens as determined by Seller, and if insufficient, shall be held and disbursed by Escrow Holder as appropriate to protect the Property from the effect of such liens. Notwithstanding the provisions of Sections (a) and (b) hereof requiring copies of the architect's certification to be given to Buyer, Buyer agrees that Seller will not be in default if, notwithstanding Seller's request of the architect to do so, the architect fails to send copies of such notices to Buyer.

                  Seller  shall  from  time to time  until its work  under  this
Section 3.8 is completed designate reasonable means for construction access and reasonable construction staging areas for Buyer's use in connection with initial construction of the Contemplated Improvements, which access shall be continuously afforded Buyer from and after the Closing. Buyer shall use only such designated areas for such purposes and each party shall take reasonable steps to minimize interference with, disruption of and delay in the other party's work.

The provisions of Section 3.8 shall survive Closing.

         3.9 The Site Plan. Seller shall have obtained all Governmental Approvals required to allow the Property to be developed in a manner consistent with the Site Plan, with Buyer's Contemplated Improvements and the improvements to be constructed on Parcels E, G and H to be located as reflected thereon. Additionally, and notwithstanding any changes to the configuration of the parking area that may be permitted by the REA, there shall be a minimum of 360 parking spaces (subject to the effects of any future condemnation) within the Kendall Drive Portion of the Project (excluding the spaces located between parcels "H" and "I"), and excluding any additional parking spaces authorized to be built in the grass set-back area described in
paragraph  2.3(b)(ii)  above. Further,   Seller  shall,  on  or  before
Closing,   record  a  declaration  of restrictions substantially in form of
Exhibit "G". Seller agrees that should any contract to sell or lease any of parcels affected by the foregoing be executed prior to the Closing, then, Seller shall, as a condition to entry thereof and prior thereto, record or reserve the right to subsequently record and render fully enforceable the declaration imposing such restrictions on the applicable property.

         3.10 Sale or Lease of Parcels "E," "G" and "H." The Seller shall have entered into binding contracts to sell or lease two (2) of the three (3) parcels shown on the Site Plan (or Alternative Site Plan, as applicable), as Parcels E, G and H, and, if a sale, either the requisite number of transactions shall have closed and the parcels shall have been conveyed to the purchasers thereof, or such transactions shall be required to close pursuant to the terms of the contracts applicable thereto within thirty (30) days following the date of Closing hereunder, and Seller believes, in good faith, that all conditions precedent thereto, if any, will be satisfied within such time frame as will allow the closings thereof to occur within said thirty (30) day period, and if leases, either the leases shall have become fully effective and enforceable and rent (or a free rent period if applicable) shall have commenced, or any pre-construction conditions shall have been satisfied such that the landlord or tenant thereunder may, subject only to obtaining permits, commence construction of the leased premises.

                                    ARTICLE 4
                     SELLER'S COVENANTS AND REPRESENTATIONS

         4.1 Preservation of the Property. At all times prior to the Closing, Seller, at its sole expense, shall:

                  (a) Maintain the Property in the same condition existing on the Effective Date, normal wear and tear and the site work contemplated by this Agreement excepted;

                  (b) Not enter into any, sales or other contract, lease or rental agreement affecting the Property without Buyer's prior written approval;

                  (c) Not further encumber the Property or assist or participate in the placement of any encumbrance, lien or other claim which may affect title to the Property or easement areas of Seller's Project and which cannot be released (or appropriately subordinated to Buyer's easement rights if affecting only the easement areas) at Closing;

                  (d)  Not  enter  into  any  management  or  service   contract
affecting the Property or its operation which cannot be terminated or released at Closing without Buyer's prior approval; and

                  (e) Observe and perform all obligations on Seller's part to be performed under the terms of any agreement affecting the Property.

         4.2 Cooperation with Buyer. Seller and Buyer shall cooperate with each other, provide documents and timely and in good faith execute applications, forms, instruments and other documents required to obtain any Governmental Approvals or other authorizations enabling Buyer to proceed fully with its development plans of the Contemplated Improvements and Contemplated Use of the Property and to transfer the benefit of all such permits, licenses and certificates issued to Seller to Buyer. Seller shall allow Buyer and its authorized representatives and agents access to the Property to make tests, surveys, or other studies of the Property, provided that Buyer pays for all such tests and studies, keeps the Property free and clear of any liens, repairs all damage to the Property, and indemnifies and holds Seller harmless from and against all liability, claims, demands, damages, or costs (including reasonable attorneys' fees at all tribunal levels) specifically related to performing such tests, surveys, or studies. This paragraph shall survive Closing.

         4.3 Seller's Representations. As of the Effective Date and as of the Closing, Seller states, warrants and represents as follows:

                  (a) Valid Formation. Each of the entities comprising, Seller is a corporation duly organized and validly existing and qualified to do business under the laws of the State of Florida. Seller has the full power, capacity, authority and legal right to execute and deliver this Agreement and to perform its obligations hereunder (including, without limitation, the conveyance of the Property to Buyer). This provision shall survive Closing.

                  (b) Due Execution. This Agreement and all other docu ments executed and delivered by Seller shall constitute the legal, valid and binding obligations of the Seller in accordance with the terms of each instrument. This Agreement and all other instruments delivered to Buyer: (i) have been duly authorized by all necessary action on the part of Seller's partners or officers and directors, (ii) have received all required governmental approvals, (iii) do not violate any law, (iv) do not conflict with or constitute a default under any indenture, agreement or other instrument to which Seller is a party or by which Seller, any partners or officers or directors of Seller, or the Property may be bound, and (v) are not threatened with invalidity or enforceability by any action, pro ceeding or investigation pending or threatened by or against Seller, any partner or officer or director of Seller, or the Property. This provision shall survive Closing.

                  (c) Title. Seller has good and marketable fee title to the Property, free and clear of all liens, claims, encumbrances, easements or rights of way, covenants, conditions, restrictions and limitations, other than the Permitted Exceptions.

                  (d) Claims. Seller has no knowledge of any pending or threatened (in writing) condemnation or special assessments against the Property (other than a street lighting special assessment district, which the Property will be included in and be bound by, and the papers creating said district shall be a Permitted Exception and Buyer shall, if requested, join in same), any lawsuits which will affect the Property, nor any other claim, action, suit or proceeding at law or in equity, by or before any administrative or governmental authority affecting Seller or the Property.

                  (e) No Violation of Law. To Seller's knowledge, the Property does not violate any Law and Seller has not received any notice of any claimed violation of any Law from any administrative or governmental authority or board of fire insurance underwriters. Seller is not aware of any legal restriction which would interfere with Buyer's proposed construction of the Contemplated Improvements or use of the Property for the Contemplated Use.

                  (f) Mechanics' Liens. No alteration, repair, improvement or other work has been performed on the Property, for which payment has not been, or will not be, made when due and in all events prior to delinquency in the ordinary course. At Closing no such sum due shall prevent the title company from deleting the exception for unrecorded liens and no liens shall be recorded against the Property or Seller shall pay same, or transfer same to bond or other acceptable security, prior to or at Closing. Seller shall likewise not permit any lien to be placed on any other area of Seller's Project which would have the effect of restricting Buyer's ability to freely use all easement areas thereof.

                  (g) Documents. All documents, information and other records with respect to the Property, which Seller has or will give to Buyer in connection with this Agreement, will be complete and correct in all material respects and will accurately represent the condition of the Property, and its ownership, operations and management, as of the date and for the period identified in the document.

                  (h) Contracts. There are no contracts or other agree ments for occupancy of the Property or the payment of leasing commissions, the rendering of management or other services with respect to the Property, or the construction of improvements on the Property, nor are there any other contracts or agreements by which Buyer would become obligated or liable to any person or entity, other than the Permitted Exceptions.

                  (i) Access. The rights of way for all roads necessary for the full utilization of the Property have been acquired or dedicated to public use by the appropriate governmental authorities or easements will be in effect therefor pursuant to the REA.

                  (j) Material Defects. Seller has no knowledge, either actual or constructive, of any material defect in the Property which would prevent the construction of the Contemplated Improvements or the use of the Property for the Contemplated Use.

                  (k) Zoning. Seller warrants that at the present time and as of the Closing the Property is and will be zoned to permit the Contemplated Use under the laws of Dade County.

                  (l) Subdivision Map Act. Seller warrants that once platting as contemplated by this Agreement is completed, the Property will comply with all applicable subdivision requirements and no further subdivision map, parcel map, or division of land is or will be required to validly transfer the Property to Buyer.

                  (m) Insolvency. Seller has not (i) made a general assignment for the benefit of creditors, (ii) filed any involuntary petition in bankruptcy or suffered the filing of any involuntary petition by Seller's creditors, (iii) suffered the appointment of a receiver to take possession of all or substantially all of Seller's assets, (iv) suffered the attachment or other judicial seizure of all, or substantially all, of Seller's assets, (v) admitted in writing its inability to pay its debts as they come due, or (vi) made an offer of settlement, extension or composition to its creditors generally.

                  (n) Hazardous Materials. To Seller's knowledge there are not now and never have been any underground storage tanks or Hazardous Materials present in, on or under the Property or adjoining property, and there are not now, and were no prior uses of the Property or adjoining area which would create or release any Hazardous Materials upon or from the Property.

Seller shall notify Buyer of any changes in any of the foregoing matters that occur between the Effective Date and Closing. Seller shall endeavor to remedy any material changes in the foregoing matters, except where such remediation would require litigation or the expenditure of more than $5,000.00 by Seller in the aggregate. Notwithstanding the foregoing, in the event any such changes materially adversely affect Buyer and were not the result of Seller's willful act or misconduct, and Seller is unable or unwilling to remedy such matters to Buyer's reasonable satisfaction within the afore stated limitations, Buyer may, as its sole and exclusive remedy unless such change results from actions of GMAC, KFHA, any utility company or any applicable governing authority, in which case Section 6.11(i) will be applicable, terminate this Agreement by written notice to Seller and receive the return of its Deposit forthwith. If any of the representations were materially untrue on the Effective Date hereof, or become materially untrue as a result of Seller's willful act or misconduct and in either event Seller fails to remedy same, then Buyer may terminate this

Agreement by written notice to Seller and receive the return of its Deposit without waiving Buyer's rights to compensation pursuant to Section 6.11, below.

                                    ARTICLE 5
                                     CLOSING

         5.1 Title. Seller shall (i) convey to Buyer fee title to the Property at Closing by delivery of a Special Warranty Deed, free and clear of all liens, encumbrances and exceptions other than the Permitted Exceptions, and free of all tenants or other occupants, and (ii) cause to be issued an American Land Title Association Owner's Policy -- Form B (or a marked up Commitment therefor) from Commonwealth Land Title Insurance Company with coverage in the amount of the Purchase Price, showing title to the Property vested in Buyer in fee simple and insuring Buyer's interest in all of the easements provided in the REA, subject only to the Permitted Exceptions, and without any "standard exceptions" or exceptions for the "gap" period. The policy shall be issued by Seller's attorneys.

         5.2 Timing. Provided all conditions to Closing have been satisfied or waived by Buyer, Closing shall occur within twenty (20) days after the Buyer has received all Governmental Approvals and permits for construction of the Contemplated Improvements on the Property and use of same for the Contemplated Use; provided, however, that Seller may terminate this Agreement if Closing has not occurred by February 28, 1997 (not subject to extension by reason of force majeure), unless the reason the Closing has not then occurred is due to the fact that one or more of the conditions to Closing (exclusive of the condition set forth in Section 3.7 unless the reason for Buyer's failure to satisfy such condition can be clearly shown to be as a result of Seller's failure to perform any of its obligations hereunder) have not been fully satisfied or waived, in which event the outside date for Closing shall be deemed extended for up to ninety (90) days and thereafter may be, if such unsatisfied condition as is under Seller's control has still not been satisfied, extended by Buyer or Seller for one additional up to ninety (90) day period. If neither party elects to extend the Closing for the second up to ninety (90) day period, this Agreement shall then be terminated and the Deposit refunded to Buyer without waiving Buyer's rights to compensation, if and as applicable pursuant to Section 6.11, below. If the Closing has not occurred by the expiration of the second up to ninety (90) day extension period, if applicable, then either party may terminate this Agreement and the Deposit will be refunded to Buyer. Notwithstanding the foregoing, if after February 28, 1997 all conditions to Closing have occurred other than Buyer's having satisfied the condition precedent set forth in Section
3.7 above (for reasons other than Seller's failure to satisfy any of its obligations), then, if Seller elects to terminate this Agreement as permitted herein, Buyer may negate Seller's election to terminate this Agreement if, by written notice to Seller given within five (5) business days of receipt of notice from Seller terminating this

Agreement, Buyer waives such condition to Closing and the Closing of this transaction occurs within fifteen (15) days thereafter.

         5.3      Prorations and Closing Costs.

                  (a) Taxes. Buyer acknowledges being advised that the Property and other land are included as one tax parcel. Accordingly, an equitable allocation of taxes and special or other assessments between the Property and the remainder of the lands included in the tax parcel shall be made (taking into consideration the assessment amounts per acre, relative acreages, and similar factors) at the Closing. Ad valorem real estate taxes levied against the Property for the year in which this transaction is closed shall be prorated as of the date of the Closing, utilizing the maximum allowable discount, based upon the millage rate and tax assessment of the Property for the current year, if known, or for the prior year if the figures for the current year are not known. In the later event, either party may require that the taxes be reprorated based on the actual taxes due, utilizing maximum allowable discount, when known. Buyer shall accept title to the Property subject to non-delinquent taxes for the current year, but subject to the afore stated proration and Seller's obligation.

                  (b) Assessments. All assessments (to the extent due or payable at or prior to Closing) and encumbrances affecting the Property shall be paid by Seller on or before the Closing.

                  (c) Operating Expenses. All utility, maintenance, service and operating expenses paid by Seller, and applicable to services to be performed or materials to be provided to the Pro perty after the Closing, shall be prorated between the parties to the date of the Closing.

                  (d) Closing Costs. City, county and state real property conveyance taxes, document taxes, surtax and transfer fees shall be paid by the Seller. Recording fees and the minimum promulgated risk rate title insurance premium shall be paid by the Buyer.

         5.4 Possession. At the Closing, possession of the Property shall be delivered to Buyer, free of all tenancies.

         5.5 Risk of Loss. At all times prior to the Closing, the risk of loss of the Property shall be with Seller. If prior to the Closing any condemnation proceeding is commenced affecting the Pro perty or access to the Property, then Seller shall immediately notify Buyer of such event. Upon receipt of such notice, Buyer shall elect by written notification to Seller within ten (10) days thereafter to either: (i) terminate this Agreement, whereupon all monies deposited by Buyer shall be returned to Buyer and the parties shall have no further rights or obligations with respect to this Agreement; or (ii) permit the Closing, in accordance with this Agreement (which shall be deemed to have been elected if timely notice has not been furnished by Buyer), whereupon Seller shall assign and deliver to Buyer all condemnation awards payable as a result of the condemnation.

         5.6      Documents at Closing.

                  (a) Seller's Requirements. At the Closing, Seller shall deliver to Buyer the following:

                           (1) A special warranty deed duly executed in recordable form with all necessary federal, state, and local tax stamps and surtax affixed at Seller's expense conveying the Property to Buyer;

                           (2) The REA fully  executed by all  parties  with any
                  interest in Seller's Project and containing all restrictions required hereby, if same has not theretofore been recorded;

                           (3) The fully executed Supplemental Declaration relating to the Property;

                           (4) An  affidavit or  certificate  for the purpose of
                  establishing that Seller is not a foreign person and has no foreign affiliations which would require withholding under
                  Section 1445 of the Internal Revenue Code or any other Laws;

                           (5) Such  documents  as may be  required by the title
                  company to (i) satisfy all of Seller's Section B-I requirements set forth in the Title Report, (ii) delete all standard exceptions for mechanic's liens, matters of survey and parties in possession and (iii) insure the "gap"; and

                           (6) The Owner's Title Insurance Policy or "marked up commitment" in the form as required hereby.

                  (b) Buyer's Requirements. At the Closing, Buyer shall deliver Clear funds in an amount sufficient to satisfy Buyer's Closing obligations under this Agreement.

                  (c) At Closing, each party shall deliver such other items as may be provided for herein or as may reasonably be requested by the other in furtherance hereof.

                                    ARTICLE 6
                               GENERAL PROVISIONS

         6.1 Brokerage Commissions. Seller shall pay the total broker's commission payable to Prime Sites, Inc. and Kendallgate Properties, Inc. (which latter entity is affiliated with Seller and is the agent solely of Seller) pursuant to separate agreement(s). Buyer and Seller hereby represent and warrant to the other that they have not taken any action which would create any other obligation for broker's commissions or finder's fees to be payable with regard to this transaction other than as aforesaid. Buyer and Seller each agree to indemnify and hold the other harmless from and against all liability, claims, demands, damages, or costs (including reasonable attorneys' fees at all tribunal levels) of any kind arising from or connected with any broker's commission or finder's fee or other charge claimed to be due any person arising from the indemnifying party's conduct with respect to this transaction (which indemnity from Buyer is acknowledged to specifically include any commission or claim therefor asserted by Florida Shopping Center Group, Inc.), other than the commissions authorized in this paragraph. This provision shall survive Closing.

         6.2 Notices. Any notice required or permitted to be given with respect to the subject matter of this Agreement shall be in writing and shall be deemed properly delivered, given or served (i) when personally served or when such personal service is refused (including delivery by an overnight courier), or
(ii) on the date shown for delivery or rejection on a return receipt, if the notice is deposited in the U.S. mail, certified or registered, return receipt requested, postage prepaid, addressed as follows:

         TO SELLER:                     Berkowitz Development Group
                                        2665 S. Bayshore Drive
                                        Suite 1200
                                        Coconut Grove, FL 33133
                                        Phone:       (305) 854-2800
                                        Fax:         (305) 854-9795

         With a copy to:                Arnold A. Brown, Esq.
                                        Rubin Baum Levin Constant
                                        Friedman & Bilzin
                                        2500 First Union Financial Center
                                        Miami, FL 33131
                                        Phone:       (305) 374-7580
                                        Fax:         (305) 374-7593

         TO BUYER:                      Silver Diner Development, Inc.
                                        11806 Rockville Pike
                                        Rockville, MD 20852
                                        Attn: Robert T. Giaimo, President
                                        Fax: (301) 770-2832

         With a copy to:                Arnold D. Shevin, Esq.
                                        Stroock & Stroock & Lavan
                                        3300 First Union Financial Center
                                        200 South Biscayne Boulevard
                                        Miami, Florida 33131-2385
                                        Fax:         (305) 789-9302

                  The above parties may change the address to which notices shall thereafter be delivered by giving five (5) days' prior written notice to all other parties in the manner set forth in this paragraph.

         6.3 Memorandum of Agreement. Neither this Agreement nor any notice hereof shall be recorded in any public records.

         6.4 Attorneys' Fees. If any legal action is commenced con cerning the Property, this Agreement, or the rights and duties of any party in relation thereto, the prevailing party in such liti gation shall be entitled to reasonable attorneys' fees at all tribunal levels in an amount set by the court. Should either party become the subject of any bankruptcy or insolvency proceeding, the other party shall be entitled to all attorneys' fees at all tribunal levels and costs incurred to establish any right hereunder, or to obtain adequate assurances or relief from the effects of the bankruptcy or insolvency proceeding.

         6.5 Authority and Execution. Each person executing this Agreement on behalf of a party represents and warrants that such person is duly and validly authorized to do so on behalf of the party it purports to bind and, if such party is a partnership, corporation or trust, that such partnership, corporation or trust has full right and authority to enter into this Agreement and perform all of its obligations hereunder. As to representations, warranties, covenants or agreements made by Seller in this Agreement, each of Bersin Development Corp. and Documentation Corp. shall be liable only for matters pertaining to it, in the case of representations and warranties pertaining to the selling entities or things within their knowledge, and for an undivided 50% of the obligations or liabilities, in the case of other representations, warranties, covenants and agreements.

         6.6 Further Assurances. Each party shall act diligently and in good faith with respect to all matters pertaining to this Agreement and shall perform or cause to be performed all acts and execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, all instruments and documents as may be reasonably required to carry out the intent and purpose of this Agreement. This provision shall survive Closing.

         6.7 Entire Agreement. This Agreement and the exhibits marked hereto (all of which are by this reference incorporated herein) constitute the entire agreement between the parties and supersede all other agreements, whether written or oral, respecting the subject matter of this Agreement; no other agreement, statement or promise made by either party hereto with respect to the subject matter of this Agreement shall be binding or valid. This Agreement may be executed simultaneously or in counterparts, each of which shall be deemed an original but all of which together shall con stitute one and the same contract.

         6.8 Amendments. This Agreement shall not be modified by either party by oral representations made before or after the execution of this Agreement, and all amendments to this Agreement must be in writing and signed by Buyer and Seller.

         6.9 Binding Effect. This Agreement shall be binding upon and inure to the benefit of each party's assignees (to the extent assignable), heirs, successors and legal representatives. None of the representations, warranties, or covenants of Seller set forth herein shall survive the Closing and delivery of the deed and the same shall be merged into the deed, except as and to the extent specifically provided for herein.

         6.10 Interpretation. Each party and its counsel have reviewed this Agreement. Any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not apply in the interpretation of this Agreement. The captions of this Agreement are for convenience and reference only, and the words contained therein shall not be deemed to explain, modify, amplify or aid in the interpretation, construction or meaning of the provisions of this Agreement. This Agreement shall be construed and interpreted under, and governed and enforced according to, the laws of the State of Florida. If any provisions of this Agreement are held to be unenforceable or invalid, it is the specific intent of the parties that the remaining provisions shall be of full force and effect.

         6.11 Damages for Default or Seller's Inability to Close. If the Closing fails to occur due to a default of Buyer, then Seller will sustain substantial damages. Buyer and Seller agree that it would be impracticable or extremely difficult to determine the actual damages sustained by Seller in the event of such a default hereunder by Buyer, and therefore, Seller and Buyer agree that if Buyer commits such a default, Seller shall, as its sole and exclusive remedies and as agreed and liquidated damages, retain the Deposit and all interest accrued thereon.

Except where a contrary remedy is specifically provided for elsewhere in this Agreement, in the event that Seller fails to close this transaction for any reason other than Buyer's default or failure of Buyer, through no default on its part, to satisfy the condition to Closing set forth in Section
3.7 above, and in view of the parties acknowledgment that the actual losses suffered by Buyer would be extremely difficult to ascertain with great certainty, and in an effort to recognize that such losses of Buyer should be compensable, the parties have agreed, as an inducement to Buyer to enter into this Agreement, that Buyer shall, under such circumstances, be entitled to terminate this Agreement and receive the return of its Deposit and, in addition thereto, receive from Seller as compensation for its losses and expenses hereunder, (i) the liquidated sum of $75,000 in the event Seller's failure or inability to close is a result of the acts of third parties outside of Seller's control, such as GMAC, KFHA, Dade County or any agency thereof, any utility company, or the like; or (ii) the liquidated sum of $150,000 if Seller's failure to close is a result of

Seller's default hereunder and not as a result of the acts, or failure to act, of any third party.

                  Notwithstanding and in addition to the foregoing limitations on remedies, each of the parties shall be liable for the payment of attorneys' fees and court costs (including expert witness fees whenever such term is used in this Agreement) payable to the prevailing party in the event of litigation by the parties hereunder or in connection herewith and shall also be liable for the payment of any amounts due pursuant to any indemnification provisions contained herein or in any document given pursuant hereto or in furtherance hereof.

         6.12 Time of Essence. Time is of the essence in the per formance of Buyer's obligations under this Agreement.

         6.13 Assignment. Buyer may assign this Agreement to any person or entity provided that Buyer shall deliver to Seller an executed copy of any such assignment and any assignee must assume all of the obligations of Buyer to the extent provided hereunder and further provided that such assignment must occur at least fifteen (15) days prior to Closing. No such assignment shall relieve Buyer from liability hereunder.

         6.14 Platting. Seller shall, as a condition to closing, plat the Property (and, at Seller's option, adjacent lands owned or controlled by Seller), at Seller's cost (the "Plat"), and in conjunction therewith, cause any unities of title affecting the Property and adjacent lands to be released. Seller agrees to use reasonable efforts (excluding litigation or the payment of money, other than customary amounts for customary purposes associated with platting) to accomplish the foregoing as expeditiously as possible. Buyer agrees to fully cooperate with Seller in connection with the foregoing at no additional cost to Buyer. Buyer acknowledges being advised that certain standard plat restrictions will likely be required in connection with finalization of the Plat, including restrictions on the use of well water and septic tanks, a requirement for the installation of underground utility lines, and a requirement for perimeter utility easements. Buyer shall not be entitled to object to any of such matters and they shall be Permitted Exceptions, so long as they do not unreasonably interfere with Buyer's Contemplated Improvements or Contemplated Use. Buyer acknowledges being advised that the Plat will likely be a perimeter plat, with a waiver of plat or declaration in lieu of unity of title being obtained for the Property and adjacent lands, and Buyer approves of this provided no restrictions or conditions required thereby adversely affect Buyer's ability to construct its Contemplated Improvements or use the Property for its Contemplated Use, or otherwise infringe upon the marketability of the Property, and Buyer will promptly and in good faith cooperate with all reasonable requests pertaining to the effectuation of this, at no additional cost to Buyer.

         6.15 Escrow Holder Provisions. The Escrow Holder shall not be liable for any acts taken in good faith, shall only be liable for its willful misconduct or gross negligence, and may in its sole discretion, rely upon the written notices, communications, orders or instructions jointly given by any party hereto. Seller and Buyer, jointly and severally, indemnify and hold the Escrow Holder harmless from and against any and all matters directly or indirectly related to or in connection with the funds held by Escrow Holder under this Agreement including, without limitation, attorneys' and paralegals' fees at all tribunal levels and in connection with all proceedings, accountant fees and any other costs or expenses (hereinafter referred to as "Escrow Expenses"). In the event that any Escrow Expenses are paid by Escrow Holder, Escrow Holder may recover such payments, at its option, as follows: (i) as a first priority out of the funds held by Escrow Holder, or (ii) from Seller or Buyer. If for any reason the Closing does not occur and either party makes a written demand upon Escrow Holder for payment of the Deposit, Escrow Holder shall give written notice to the other party of such demand. If Escrow Holder does not receive a written objection from the non-demanding party to the proposed payment within 7 days after the giving of such notice, Escrow Holder is authorized, instructed and directed to make such payment. If Escrow Holder does receive such written objection within such 7-day period or if for any other reason Escrow Holder in good faith shall elect not to make such payment, Escrow Holder shall continue to hold such amount until otherwise directed by written instructions from the Seller and Buyer or a final judgment of a court. Escrow Holder shall have the right at any time to deposit the escrowed proceeds and interest thereon, if any, with the clerk of the Court of the county in which the Property is located. Escrow Holder shall give written notice of such deposit to Seller and Buyer. Upon such deposit, Escrow Holder shall be relieved and discharged of all further obligations and responsibilities hereunder. The fact that Seller's attorneys are Escrow Holder hereunder shall not preclude them from representing Seller in the event of litigation hereunder. The provisions of this paragraph shall survive closing and any termination of this Agreement.

         6.16 Permitted Delays By Reason of Force Majeure. Whenever performance is required of any party hereunder, such party shall use all due diligence to perform and take all necessary measures in good faith to perform; provided, however, that if completion of performance shall be delayed at any time by reason of acts of God, war, civil commotion, riots, strikes, picketing, or other labor disputes, unavailability of labor or materials or damage to work in progress by reason of fire or other casualty, then the time for performance as herein specified shall be appropriately extended by the time of the delay actually incurred.

         6.17 Outside Date for Acceptance. The execution of this Agreement by Buyer shall be deemed null and void and this Agreement will be revoked and of no further force or effect if a counterpart hereof, fully executed by Seller and with all exhibits appended thereto, is not delivered to Buyer on or before 5:00 p.m. on Monday, October 7, 1996.

         [The balance of this page has been intentionally left blank]

         IN WITNESS WHEREOF, the parties have executed this Agreement on the respective dates set forth below.

SELLER:                                BUYER:

BERSIN DEVELOPMENT CORP.,              SILVER DINER DEVELOPMENT
a Florida corporation                  INC., a Virginia corporation

    /s/ Jeffrey L. Berkowitz              /s/ Robert T. Giaimo
By:_________________________           By:_________________________
Name: Jeffrey L. Berkowitz             Name: Robert T. Giaimo
Title: President                       Title: President

Dated:  October 9, 1996                Dated:  October 4, 1996



DOCUMENTATION CORP.,
a Florida corporation

   /s/ Alan H. Potamkin
By:_________________________

      ALAN H. POTAMKIN
Name:_______________________

       President
Title:______________________

       October 7, 1996
Dated:______________________

                             ESCROW HOLDER'S RECEIPT

         The undersigned, as Escrow Holder, does hereby acknowledge receipt of Buyer's Deposit in the amount of $150,000 and agrees to hold and disburse same as contemplated in the Agreement.

                                       RUBIN BAUM LEVIN CONSTANT
                                       FRIEDMAN & BILZIN


                                       By:_____________________________

                                       Name:___________________________

                                       Title:__________________________

                                       Dated:__________________________

                                   EXHIBIT "A"

                       General Description of the Property

                             Exhibit A to Contract


                        [Property Plat Map appears here]

                                  EXHIBIT "B"

                         Site Plan of Seller's Project

                            Exhibit "B" to Contract


                        [Property Plat Map appears here]

                                  EXHIBIT "C"

                 Sketch of Kendall Drive Portion of the Project

                             Exhibit C to Contract


                        [Property Plat Map appears here]

                                   EXHIBIT "D"

                   KENDALL VILLAGE CENTER PERMITTED EXCEPTIONS


1. Covenants, conditions and restrictions contained in Covenants Running with the Land (hazardous substances) recorded in Official Records Book 12177, Page 2601, in Official Records Book 12518, Page 447, and in Official Records Book 14173, Page 1715, all of the Public Records of Dade County, Florida.

2. Covenants, conditions and restrictions contained in Amended, Corrected and Restated Declaration of Restrictions recorded in Official Records Book 15543, Page 215, of the Public Records of Dade County, Florida.

3. Covenants, conditions and restrictions contained in Declaration of Restrictive Covenants recorded in Official Records Book 15582, Page 1165, of the Public Records of Dade County, Florida.

4. Covenants, conditions and restrictions contained in Declaration of Restrictions recorded in Official Records Book 15631, Page 2618, of the Public Records of Dade County, Florida, as amended by instrument recorded in Official Records Book 17320, Page 4299 of the Public Records of Dade County, Florida.

5. Covenants, conditions and restrictions set forth in Agreement (WASA) recorded in Official Records Book 16012, Page 3580, supplemented in Official Records Book 16454, Page 1179, and Official Records Book 16765, Page 1712, all of the Public Records of Dade County, Florida.

6. Covenants, conditions and restrictions set forth in Declarations of Restrictions (Barnes & Noble and Michaels) recorded in Official Records Book 17150, Pages 822 and 834, respectively, both of the Public Records of Dade County, Florida.

                                  EXHIBIT "E"

                               Current Form of REA

This instrument prepared by and after recording, return to:
Arnold A. Brown, Esq.
Rubin Baum Levin Constant Friedman & Bilzin
2500 First Union Financial Center
Miami, Florida 33131

                                                        (Kendall Village Center)



                         DECLARATION OF RESTRICTIONS AND
                          RECIPROCAL EASEMENT AGREEMENT

         This Declaration of Restrictions and Reciprocal Easement Agreement (the ("Agreement") is made and entered into as of this _____ day of __________, 199__ by Documentation Corp. and Bersin Development Corp., each a Florida corporation, each as to an undivided 50% interest, whose address is 2665 South Bayshore Drive, Suite 1200, Coconut Grove, Florida 33133, hereinafter collectively referred to as "First Party".

         WHEREAS, First Party is the owner of a certain parcel of real property legally described on Exhibit "A" attached hereto and made a part hereof (the "Center"), which is depicted in bold on Exhibit "B" attached hereto and made a part hereof (the "Site Plan"); and

         WHEREAS, First Party, in connection with its sale or financing of portions of the Center separate and apart from other portions of the Center, is desirous of (i) establishing certain easements in, to, over, across and through portions of the Center for the benefit of other portions of the Center and (ii) imposing certain restrictions in connection with the development and use of portions of the Center, all as more particularly provided for herein and for the purpose of facilitating the implementation of a unified development plan for the lands included within the Center.

         NOW, THEREFORE, for valuable consideration, First Party declares and agrees as follows:

         1. First Party does hereby establish, create and grant a perpetual non-exclusive easement in, to, over, across and through those portions of the Center (the "Easement Area") as may from time to time be used for the purposes designated in paragraph 2 hereof, for the use and benefit of the respective owners and tenants of the Center and their employees, agents, customers, guests, licensees, invitees, mortgagees, successors and assigns.

                            Exhibit "E" to Contract

         2. The Easement Area described in paragraph 1 hereof shall include the following property:

                  (a) Any property (but, in particular, the areas cross hatched on the Site Plan attached hereto as Exhibit "C", which areas shall be available for the purposes specified in this subparagraph 2(a) and shall not be subject to the provisions of paragraph 7 below unless alternative means of access, reasonably acceptable to all of the owners of Parcels E, F, G and H depicted on the Site Plan attached hereto as Exhibit "C", are established) as may from time to time be used as roadways, streets, driveways, entranceways or other access ways within the Center for ingress and egress of persons and motor vehicles on, over, across and through the Center and to and from adjacent public streets and highways, together with the right to eliminate such curbing and landscaping and replace same with paving as may reasonably be required to permit unobstructed traffic flow. Notwithstanding the foregoing, however, First Party may unilaterally shift the north/south accessway that is located in the middle of the parking area shown on Exhibit "C" to the east or west (but only within the Easement Area), so that it will line up with the continuation thereof to the north and with any entrance into the Center from North Kendall Drive between S.W. 124th Avenue and the Florida Turnpike; and

                  (b) Any property as may from time to time be used for or reasonably necessary for the installation, maintenance, repair and replacement of (i) public utilities (including water, sewer electric, gas and telephone) or
(ii) the drainage of surface water run-off to, from or within the Center; provided that none of same shall ever be installed under any buildings and, to the maximum extent possible, all of same shall be located within then existing areas devoted to such purpose(s); and

                  (c) Any property (but, in particular, the areas noted by diagonal lines on the Site Plan attached hereto as Exhibit "C", which areas shall be available for the purposes specified in this subparagraph 2(c) and shall not be subject to the provisions of paragraph 7 below unless alternative means of parking, reasonably acceptable to all of the owners of Parcels E, F, G and H depicted on the Site Plan attached hereto as Exhibit "C", are established) as may from time to time be used as parking areas within the Center (including, without limitation, any parking garage structure) for the parking of motor vehicles. Notwithstanding the foregoing, however, First Party may unilaterally make minor adjustments in the configuration of the parking spaces in order to accommodate relocation of the portion of the roadway described at the end of subparagraph 2(a) above to line up with any accessway that may be installed along Kendall Drive between S.W. 124th Avenue and the Florida Turnpike, in order to add additional parking in the area south of the diagonally lined area, if permitted by applicable law, and in order to accommodate a minor reconfiguration of the Parcel G building to the west; provided, however, that, except if reduced as a result of a future condemnation or deed in lieu thereof, there will at no times be less than 360 parking spaces within the diagonally lined area on the Site Plan attached hereto as Exhibit "C" and, if permitted by applicable governing authorities, the area to the south thereof in the aggregate (excluding, however, the parking area to the north of Parcel H); and

                  (d) Any property as may from time to time be used for landscaped areas or pedestrian walkways, and any property or facilities as may from time to time be available for the common use of all owners within the Center (whether or not actually used by all owners within the Center), but only to the extent the items specified in this subparagraph (d) are so designated by First Party.

         3. No barriers will be erected within the Center which would have the effect of limiting or restricting the easement rights granted hereinabove; provided, however, that reasonable non-discriminatory rules and regulations may be established by the owner(s) from time to time within the Center related to the use of the Easement Area located on its property or by First Party related to the use of any portion of the Easement Area, whether or not owned by First Party (including, without limitation, First Party (but not other owners) designating and posting reasonable portions of the Center with signs for short term parking and/or designating and posting reasonable portions of the parking areas within the Center with signs limiting their use for customers of the businesses in the vicinity of such parking areas). Any improvements placed within the Center or any portion thereof will provide for the free flow of pedestrian and vehicular traffic between all portions of the Center in order to effectuate the easement rights granted in this Agreement, and will fully comply with all federal, state and local requirements for development and with all matters of record. Anything in this paragraph 3 or elsewhere in this Agreement to the contrary notwithstanding, all parties burdened by this Agreement acknowledge being advised and agree that all or a portion of the parking areas within the Center will, at the option of First Party, be comprised of controlled parking and all of such parties approve of the foregoing, provided that a system shall be implemented whereby the occupants of Parcels E, F, G and H (and any other parcels designated in any supplemental declaration) will be entitled to validate parking for their customers such that there will be no charge for parking by their customers (but this no charge validation right shall not be applicable to any garage or similar structured parking area located outside the land described on Exhibit "A" attached hereto that may hereafter be added to the effects of this Declaration). Such validation shall be subject to such reasonable and non-discriminatory rules and regulations as may, from time to time, be promulgated by First Party, including length of time with respect to which validation is applicable and designation of specific areas in which parking must occur. The provisions of this paragraph shall not limit or restrict the installation of temporary construction barricades to be utilized prior to and during construction of the Center and adjacent lands; provided, however, that any such barricades shall be installed and maintained in such a manner as to minimize inconvenience to or disruption of the businesses within the Center.

         4.       (a)      No portion of the Center shall be used for any
illegal use.

                  (b) In the event any portion of the Center is damaged or destroyed by reason of casualty or condemnation, the owner thereof shall, within a reasonable period of time after the occurrence thereof and with due diligence, either (i) restore the damaged or destroyed portions to complete and useable condition or (ii) raze the remaining improvements; provided, however, that all access ways and parking within the cross hatched and diagonally lined areas shown on the Site Plan attached hereto as Exhibit "C" shall be restored.

                  (c) Buildings may be constructed within the area legally described on Exhibit "A" attached hereto only in those areas not cross-hatched or diagonally lined on Exhibit "C" attached hereto. Each portion of the Center on which buildings are permitted to be constructed shall contain gross square footage of building area (including gross square footage of outdoor serving area unless expressly provided to the contrary) and a maximum height above finish grade that does not exceed the amount specified in a supplemental declaration that is recorded by First Party prior to or at the time First Party conveys the applicable portion of the Center to someone other than a successor First Party, and shall be limited in use as specified in such supplemental declaration. The area legally described on Exhibit "A" attached hereto (depicted in bold on Exhibit "B" as aforestated) shall contain no more than 40,000 gross square feet of building area (including outdoor serving area) in the aggregate.

                  (d) No loud speakers that can be heard outside of the buildings located within the Center shall be operated, except to the extent either operated by First Party or they can be heard solely within the outdoor dining/serving area of the applicable building.

                  (e) (i) No building, fence, wall, structure, sign or other improvements (including, without limitation, landscaping and both the interior (to the extent visible from the exterior) and exterior of buildings and other structures or improvements) of any nature shall be commenced, erected, placed, altered or maintained within any portion of the Center, and no addition or alteration to the interior (to the extent visible from the exterior) or exterior of any structure or other improvements shall be made within any portion of the Center, until the construction plans and specifications, including elevations, and a plan showing the location of the structure(s) or other improvements and any signs together with a landscaping plan have been approved in writing by First Party. Any material change in the interior (to the extent visible from the exterior), any change in the exterior appearance of any building, fence, wall, structure, sign or other improvement, and any change in the appearance of the landscaping as approved and installed initially shall be deemed an alteration requiring approval as aforestated. The items or matters to be submitted for approval as provided in this subparagraph (e)(i) shall hereinafter collectively or individually, as the context may require or permit, be referred to as the "Plans." Each building, fence, wall, structure, sign or other improvement of any nature and all landscaping shall be erected, placed, or altered only in accordance with the Plans as approved. Refusal of approval of the Plans, or any portion thereof, may be based on any ground, including purely aesthetic grounds, which, in the sole and absolute discretion of First Party, shall be deemed sufficient.

                           (ii)         First Party (which term, as used in this
subpara graph (e), shall include its respective officers, directors, employees, partners, agents, contractors, consultants and attorneys, as the context requires or permits) shall not be liable for damages to anyone submitting any items (including, without limitation, Plans pursuant to subparagraph (e)(i) for approval or to any owner or owners of property within the Center or to any other party by reason of mistake in judgment, negligence or non-feasance arising out of or in connection with the approval or disapproval or failure to approve any such items or its enforcement or failure to enforce against third parties any site maintenance or other requirements hereof. Anyone submitting any items to First Party for approval, by the submitting of such items, and any owner or other party, by acquiring an interest in any portion of the Center, agrees not to seek any such damages against First Party. Without limiting the generality of the foregoing, First Party shall not be responsible for reviewing, nor shall its approval of any Plans be deemed approval of any Plans from the standpoint of structural
safety,  soundness,   workmanship, materials,  usefulness,  conformance  with
building or other codes or industry standards, or compliance with governmental requirements.

                           (iii)        First Party will respond to a request
for approval of Plans within twenty (20) business days from the time that two (2) sets of such Plans are delivered to First Party with a written request for approval. The party submitting the Plans shall promptly submit to First Party any additional information or materials requested by First Party for the purpose of aiding in its review of the original submission and the twenty (20) business day approval period shall not commence until such additional information or materials are received, so long as First Party requests such information within ten (10) business days of the original submission of Plans. If First Party disapproves, First Party shall so notify the party submitting the Plans in writing within said twenty (20) business day period stating the specific reason or reasons for denying approval, whereupon the party submitting the Plans shall revise the Plans accordingly and resubmit same, at which time such resubmission will be treated hereunder as an original submission. A failure by First Party to respond within such twenty (20) business day period shall constitute an automatic approval.

                  (f) (i) No tents or trailers of any description, whether readily movable or not, campers, motor homes, vans without side windows other than in the front doors, shacks, tanks (excepting aboveground tanks) or temporary or accessory buildings or structures shall be placed or permitted to remain on any property within the Center except those needed during construction (the location and exterior appearance of any construction trailers, and the location or placement of any construction vehicles and staging areas shall be subject to the prior reasonable written approval of First Party), and after the completion of construction of the main structures and issuance of a certificate of occupancy, all such tents, trailers of any description, campers, motor homes, vans, shacks, tanks, temporary and accessory buildings or structures shall be removed forthwith. Notwithstanding the foregoing, (A) permanent accessory buildings or structures approve pursuant to subparagraph (e)(i) above may remain after completion of the main structures and issuance of a certificate of occupancy and (B) customer campers and recreation type vehicles shall not be prohibited by the foregoing while the customer is patronizing business(es) at the Center. The provisions of this subparagraph shall not be applicable to First Party.

                           (ii)         At all times during the course of
construction of improvements  and  landscaping  upon any  portion of the
Center, the owner(s) thereof will remove construction debris of all kinds from such portion of the Center and all adjoining streets and premises and, when such construction is substantially completed, the owner(s) thereof shall
promptly and properly clear and  remove  all  debris,   equipment  and  excess,
surplus or remainder of construction materials, of whatever nature, from such portion of the Center and all adjoining streets and premises.

                           (iii)        No weeds, underbrush or other unsightly
growths shall be permitted to grow or remain upon any portion of the Center, and no waste paper, trash, refuse pile or unsightly objects shall be allowed to be placed or suffered to remain anywhere thereon.

                  (g) No  portion  of the  Center  shall  be used for any of the following  purposes,  which are hereby declared to be prohibited  uses: (i) head
shop,  massage  parlor  (excluding   therapeutic  massage  by
licensed massage therapists), adult book store or any other store involved in the sale, distribution, lease or exhibition of pornographic materials, or any other business restricted by law to "adults" only,
(ii) except to the extent specifically permitted by First Party at its sole discretion by a supplemental declaration, cocktail lounge or establishment which sells alcoholic beverages for on the premises consumption, except as a part of the operation of a sit down restaurant, (iii) a fast food restaurant, except to the extent specifically permitted by First Party at its sole discretion by a supplemental declaration, (iv) a drive-in restaurant or any facility with a drive thru feature (including a fast food restaurant with such a feature), except to the extent specifically permitted (but only within lands that may hereafter be added to the effects of this Agreement) by First
Party at its sole discretion by a supplemental declaration, (v) for industrial or warehouse purposes (except for the incidental storage of merchandise or other items in conjunction with the conduct of business within the Center), (vi) funeral parlor, (vii) automobile, truck, trailer, recreation vehicle or motorcycle show room or repair facility, (viii) school or training facility (except for training of the workers employed by the establishments operating within the Center as an incident to their employment),
(ix) a "second hand" or "surplus store" (provided, however, that this prohibition shall not apply to a high quality consignment shop that is operated in a first-class manner), (x) a mobile home park, trailer park, junk yard or stock yard (except as and to the extent permitted elsewhere in this Agreement, if at all), (xi) any fire sale, bankruptcy sale (unless pursuant to a court order) or auction house operation, (xii) any use which creates vibrations or offensive odors which are noticeable outside of the premises initiating or generating such vibrations or odors, (xiii) any use (excluding one expressly permitted by a Supplemental Declaration and provided, however, that this shall not permit First Party to approve any competing use that is in violation of any then effective exclusive use or restrictive covenant granted by this Agreement, any supplemental declarations or any other recorded instruments) that competes with any (A) exclusive use or restricted use provision contained in any supplemental declaration (regardless of whether or not the beneficiary of such exclusive or restricted use provision owns or leases property within the Center, and any such supplemental declaration may be imposed unilaterally by First Party on all or portions of the Center without the joinder of any other owner and all, or the applicable, portions of the Center shall be bound thereby) or (B) then existing use within any portion of the Center or any lands in the vicinity of the Center designated by First Party in a supplemental declaration (whether or not exclusive use protection for such use is contained in a supplemental declaration) unless, in the case of (B) only, First Party approves of such competing use in its absolute and sole discretion (and, in such event, subject to such terms as First Party may impose) or (xiv) any use which, under applicable law, requires a greater parking ratio for the applicable portion of the Center than the initial use for such portion of the Center required.

                  (h) First Party may from time to time establish, and thereafter modify, reasonable, customary, and nondiscriminatory rules and regulations for the operation and use of the Easement Area (whether or not owned by First Party), or portions thereof, and all parties burdened by this Agreement shall comply with same.

                  (i) No owner or occupant of any portion of the real property legally described on Exhibit "A" attached hereto (depicted in bold on Exhibit "B" as aforestated), other than First Party, shall be entitled to install any free-standing signage in the Center. First Party shall have the exclusive right to install free-standing signage, including pylon signs and monument signs, within said Exhibit "A" property, which signage may be utilized for identification of the Center and/or adjacent lands generally or for identification of the occupants designated from time to time by First Party. This provision shall not be deemed to limit the installation of signage on the buildings within the Center, to the maximum extent permitted by applicable law.

         5. In connection with the development from time to time of portions of the Center, the following guidelines shall be observed: (i) development shall be performed in such a manner that surface water runoff within the Center will not materially adversely affect any portion of the Center or result in the accumulation of standing water on any portion of the Center, (ii) all work performed shall be accomplished so as to not interrupt any existing services to the improvements within the Center, and in a manner so as to minimize inconvenience and interruption of access to the owners and occupants of the Center, (iii) in connection with any work performed by an owner, its successors or assigns on any portion of the Easement Area, after completion of such work the Easement Area shall be restored to the condition in which it was prior to the performance of such work, at the cost of the owner causing such work to be performed; (iv) all public utility and drainage facilities shall, to the maximum extent permissible, be located underground, (v) all garbage and trash containers (other than those installed or approved by First Party for placement in the Easement Area and intended to be used by pedestrians/customers) shall be located either within a service area designated by First Party or inside an enclosed building or be enclosed on all sides by a wall, fence or other screening, the height of which exceeds the height of the container(s) and the color of which blends with the color of the building located on the applicable portion of the Center, and all garbage and trash generated from the Center shall be disposed of in such container(s) or otherwise as required by law, and (vi) any service area that will be visible to the public other than solely from a service drive shall be enclosed on all sides by a wall, fence or other screening that totally blocks the service area from public view, the color of which blends with the color of the building located on the applicable portion of the Center.

         6. To the extent portions of the Center owned by different parties have installed thereon improvements that abut each other along their common boundary or boundaries, they shall be totally self-contained and shall not be constructed so that there is a common party wall. Notwithstanding the foregoing, the underground support/foundation may be jointly utilized provided same is accomplished in full compliance with applicable law and shall not adversely affect the structural integrity of the building first erected on the applicable common boundary. Any future construction on portions of the Center in the vicinity of a common boundary or boundaries thereof shall be performed in such a manner that will permit joint utilization of the underground support/foundation without the need for performing additional support or similar work. First Party hereby grants non-exclusive perpetual easements for the installation, maintenance and repair of underground foundations and other support, for minor/unintentional encroachments and for joint use of any underground support/foundations, which easements are for the benefit of those portions of the buildings that are from time to time erected on the respective portions of the Center along a common boundary or boundaries thereof, to the extent reasonably required.

         7. Subject to the provisions contained herein and in any supplemental declaration or other matters of record, each owner from time to time of the Center, or any portion thereof, reserves the right at any time and from time to time, without the need for obtaining consent or approval from the owner(s) of any other portions of the Center, to change, rearrange, alter, modify, build upon or otherwise reduce the non-exclusive Easement Area created hereby. In the event any of same are accomplished with respect to the non-exclusive Easement Area located on any owner's property, same shall automatically release the area which is so changed, rearranged, altered, modified, built upon or otherwise reduced from this Agreement. In addition to the foregoing, each owner from time to time of the Center, or any portion thereof, specifically reserves the right, without the need for obtaining consent or approval from the owner(s) of any other portions of the Center, to replace, alter or add to any existing buildings or structures located on their respective properties or to build any new buildings or structures on their respective properties as they may from time to time desire, regardless of whether or not the additions or replacements are constructed wholly or partly upon the nonexclusive Easement Area, subject to applicable governmental requirements, matters of record and the provisions contained herein (including architectural review and approval as herein provided). If the foregoing requires relocation of any then existing utility or drainage facilities, the owner that is so changing, rearranging, altering, modifying, building upon or otherwise reducing the easement area shall be responsible, at its cost, for relocating such utility or drainage facilities, but same shall be accomplished without interruption of service and in a manner so as to minimize inconvenience to the owners and occupants of the remaining portions of the Center. Nothing set forth on the Site Plan regarding potential uses, potential users, height limitations, square foot limitations, general configuration or otherwise shall be deemed a limitation on any portion of the Center; all of same appear on the Site Plan solely to indicate the present anticipated and non-binding development scheme for the Center and adjacent lands owned or controlled, or potentially to be owned or controlled, by First Party. No lands depicted on the Site Plan shall be burdened by this Agreement unless and until same are added to the effects of this Agreement in accordance with the terms of this Agreement.

         8.       (a)      Each owner from time to time of each portion of the
Center (including First Party) agrees to fully maintain, repair and, when necessary, replace, at its cost and expense, all portions of the Center located on its property so that same are at all times in good working order, condition and repair. The foregoing obligation to maintain, repair and, when necessary, replace, shall include, without limitation: (i) keeping all portions of the Center in a clean, unlittered, orderly and sanitary
condition; (ii) removing, to the  extent  practicable,   surface  waters;
(iii) keeping all marking and directional signs, if any, within the Center clear, distinct and legible; (iv) maintaining, mowing, weeding, trimming and watering all landscaped areas; (v) maintaining and operating exterior lighting at reasonable levels during hours of darkness; and (vi) maintaining and replacing the exterior finish materials of improvements from time to time located within the Center (such as painting building surfaces and sealing driveways and parking areas). Notwithstanding the foregoing, prior to initial construction, portions of the Center may remain in their present, unimproved condition; provided, however, that the owner(s) thereof shall cause same to at all times be kept free of vegetation and overgrowth exceeding one foot in height. Each owner from time to time of the Center, or any portion thereof, further agrees to maintain comprehensive public liability insurance with respect to the portion of the Center located on its property throughout the term of this Agreement in an amount no less than $1,000,000.00, combined single limit, which names the other(s) (and its mortgagee(s), if so requested by such other(s)) as additional insured(s), and to furnish to the other(s) written proof thereof promptly upon request.

                  (b) If the owner of any portion of the Center shall fail to maintain, repair and, when necessary, replace the portions thereof that are located on its property as required hereunder or shall fail to provide proof of insurance as required hereunder, the owner(s) of any other portion of the Center may send written notice to such defaulting party and, if such obligations are not performed by the defaulting party within 30 days from receipt of such notice, then the party or parties giving notice shall have the right (without limiting any other rights that may be available) to perform such obligations and bill the defaulting party for
the  actual   out-of-pocket   costs  of  such performance.  If the defaulting
party shall not pay such bill within 30 days of receipt, then interest shall accrue on the unpaid amount from the time it was expended until paid at the lower of 18% per annum or the highest lawful rate permitted by law (the "Interest Rate"). In the event First Party is the party who performs the obligations of the defaulting party, the amount of the bill, together with interest and costs of collection, shall be a lien on all property owned by the defaulting party within the Center, which lien shall be effective upon, and have priority as of the date of, the recording in the Public Records of Dade County, Florida, of a claim of lien, which claim of lien shall specify the legal description of the property liened and the amount claimed, and may be foreclosed in the same manner as a mortgage.

                  (c) Each owner from time to time of the Center, or any portion thereof, hereby indemnifies and saves harmless all other owners of portions of the Center from any and all liability, damage, expense, causes of action, suits, claims or judgments arising from the portion of the Center that is owned by it, except to the extent caused by the act or negligence of another owner and in such event only as to such other owner whose act or negligence is excepted.

                  (d) (i) The present plans for development of the Center contemplate that First Party will own substantially all of the Easement Area within the Center and, in accordance with subparagraph 8(a) above, First Party will be obligated to maintain, repair, and, when necessary, replace same. All costs incurred by First Party in maintaining, repairing, and replacing the Easement Area, as well as for insuring same (liability coverage of no less than $1,000,000 combined single limit, casualty coverage for full replacement cost, and any other coverage customary for similar facilities) and paying taxes and assessments (real, personal or otherwise) in connection with same, shall be deemed a "Common Expense" of the Center. Common Expense shall include, without limitation, all payroll and benefit costs for employees and independent contractors to the extent that such benefit costs are reasonable and customary, costs of supplying and cleaning uniforms and work clothes, all charges for electricity, water, sewer, other utilities and rubbish removal, the cost of all supplies, tools, materials and equipment acquired for maintaining, repairing and replacing the Easement Area, the cost of any security or roving patrol provided for the Easement Area, the cost for maintaining, repairing, replacing and manning any controlled access for the parking area of the Center, the costs of resealing, restriping and resurfacing (when necessary) parking areas and roadways, professional expenses (such as attorneys' and accountants' fees) incurred in connection with the Easement Area and a management fee or administrative fee not to exceed 15% of the other Common Expenses, excluding taxes and insurance. Any parking fees generated for use of the parking areas within the Easement Area (excluding those generated from any garage or similar structured parking located on land not included in Exhibit "A" attached hereto that may hereafter be added to the effects of this Declaration, so long as the costs for such garage or similar structured parking is not included in the calculation of Common Expenses) shall be applied to reduce Common Expenses.

                           (ii)         Each owner of a portion of the Center
shall, from and after the date of its acquisition thereof, be responsible for payment of its "Pro Rata Share" of Common Expenses based on a fraction, the numerator of which is the gross square footage of building area (including outdoor dining/serving area unless expressly provided to the contrary in a supplemental declaration, but excluding building area which constitutes Easement Area) within the applicable portion of the Center that is owned by such owner and the denominator of which is the total gross square footage of building area (including outdoor dining/serving area unless expressly provided to the contrary in a supplemental declaration, but excluding building area which constitutes Easement Area) within the entire Center. Until the initial building(s) contemplated to be constructed on any portion of the Center are constructed, the maximum permitted square footage set forth in recorded supplemental declarations for portions of the Center (and where no such supplemental declarations are recorded, First Party's then contemplated maximum permitted square footage) shall be used to calculate Pro Rata Share of Common Expenses. Following construction, the owner of each applicable portion of the Center shall provide First Party with a certification of square footage from its architect or engineer and, subject to verification thereof by First Party, the square footage so certified shall thereafter be utilized until the square footage increases, if ever, due to additional construction, at which time a new certificate shall be furnished as aforestated and the above procedure shall govern in respect of same. In the event a certificate as aforestated is not provided, the maximum permitted square footage set forth in a recorded supplemental declaration pertaining to the applicable portion of the Center shall be utilized until same is so
provided.  After  casualty  or condemnation  and  prior  to  restoration,   the
square footage that existed immediately prior to the casualty or condemnation shall be used to calculate Pro Rata Share of Common Expenses. First Party shall, from time to time but at least once a year, establish a budget for Common Expenses and each owner of property within the Center shall pay to First
Party,  on the first day of each month in advance,  its Pro Rata Share of Common

Expenses based on the aforestated budget. At least once per year, First Party shall reconcile the budget with actual Common Expenses incurred and furnish such reconciliation to all owners of property within the Center within 90 days after the end of the applicable year. If excess monies were collected by First Party, a pro rata refund shall accompany the reconciliation. If the reconciliation reflects additional sums owed to First Party, each owner of property within the Center shall pay its Pro Rata Share of the excess within 30 days of receipt of the reconciliation.

                           (iii)        Recognizing that the present plans for
development of the Center may change, all parties burdened by this Agreement agree that, to the extent Easement Area is located on any portion of the Center not owned by First Party, the party owning same shall be entitled to an equitable adjustment of its Pro Rata Share of Common Expense to take into account the costs of maintaining, repairing and, when necessary, replacing the Easement Area on its property, all in furtherance of the concept that no owner of property within the Center should be paying more than its Pro Rata Share of maintaining, repairing and, when necessary, replacing all of the
Easement  Area within the Center, regardless  of the  ownership  thereof.
Absent  manifest  error,  First Party's determination  of  the  equitable adjustment  to  be  made  pursuant  to  this subparagraph  shall be final and binding.  Anything  in this  Agreement  to the contrary  notwithstanding,
First  Party  may  unilaterally,   by  supplemental declaration,  provide  from
time to time that the obligations set forth in subparagraph 8(a) above, as they relate to portions of the Easement Area not owned by First Party, shall be undertaken by First Party and the determination so made by First Party shall be binding upon the owner from time to time of the applicable Easement Area; and during such time as First Party has undertaken such obligation, the owner of the applicable Easement Area shall not have such obligation and shall not be entitled to any adjustment of its Pro Rata Share of Common Expenses as aforestated (a supplemental declaration as contemplated by the foregoing sentence may be filed by First Party from time to time as often as First Party deems appropriate, regardless of whether or not it then owns the Easement Area in question, and such supplemental declaration shall not require the joinder of the owner of the applicable portion of the Easement Area to which it applies).

                           (iv)         Any payment required under this
subparagraph 8(d) that is not paid when due shall bear interest at the Interest Rate from the date invoiced until paid. First Party shall have a lien on all property within the Center owned by a party who defaults in the payment of the amounts provided to be paid in this subparagraph 8(d), together with costs of collection, which lien shall be evidenced by a claim of lien that is recorded in the public records of Dade County, Florida, shall be effective and take priority as of the date of recording of this Agreement, shall specify the legal description of the property liened and the amount claimed, and may be foreclosed in the same manner as a mortgage may be foreclosed. Before instituting foreclosure proceedings, however, First Party shall provide the applicable owner, and any mortgagee of such owner who has furnished First Party notice pursuant to paragraph 16 of this Agreement, notice (in the manner provided in paragraph 16 of this Agreement) of the amount due and of First Party's right to institute foreclosure proceedings if payment is not received within 15 days after such notice.

                           (v)          First Party agrees that all Common
Expenses for which reimbursement is sought as provided in subparagraph 8(d) of this Agreement shall be reasonable in amount and competitive with costs incurred for similar items at similar properties in the vicinity of the Center. Each owner, within one year after the date it receives a reconciliation as contemplated by subparagraph 8(d)(ii) of this Agreement, shall have the right to audit First Party's books and records related to Common Expenses for the applicable year (and First Party agrees to maintain such records until expiration of such time period), upon 15 days' prior written notice, during business hours, at the business offices of First Party (or at such other location as First Party may reasonably designate within Dade County, Florida). Such audit shall be conducted by an accountant or other operating expense auditing professional selected by the applicable owner and reasonably acceptable to First Party and only one audit shall be conducted by any owner for any given year. In the event such audit discloses items included in Common Expenses that are purportedly improperly included in Common Expenses or are purportedly unreasonable in amount, First Party and the applicable owner(s) conducting the audit shall attempt to resolve the disagreement among themselves, in the absence of which the dispute shall be resolved through judicial proceedings. No audit or disagreement regarding the results of such audit shall relieve any owner of its obligation to timely pay its Pro Rata Share of Common Expenses based on the figures established by First Party; provided, however, that upon final resolution of any disagreement (either by mutual consent or final judicial determination), First Party shall refund any excess sums that are determined to have been collected by it, together with interest thereon at the Interest Rate from the date received until the date refunded.

                  (e) Anything in this Agreement to the contrary notwithstanding, all parties burdened by this Agreement agree that, in connection with the development of, construction upon and use of portions of the Center, they shall take every reasonable precaution to avoid damaging any portion of the Easement Area and, in the event any portion of the Easement Area is damaged as a result of their acts, or the acts of those claiming by, through or under them (collectively or individually, as the context requires or permits, a "Damaging Party"), the owner of the applicable Easement Area may (but shall not be obligated to, at the cost of the Damaging Party, and if such owner does not, the Damaging Party shall, at its sole cost, promptly repair, replace and restore all portions of such Easement Area to their condition prior to such damage and shall indemnify and hold the owner of such Easement Area, its successors and assigns, harmless from and against all costs and expenses incurred by such owner, its successors or assigns, in repairing, replacing or restoring any such portion of the Easement Area that is damaged as aforestated.

         9. No one other than First Party may use the name or "logo" of "Kendall Village Center" or any other name or "logo" used by First Party at or in connection with the Center in any way whatsoever including, but not limited to, any signage, advertising, sales material or commercials without the prior written consent of First Party (which may be given or withheld in First Party's absolute and sole discretion and with or without cause and, if given, may be subject to such terms and conditions as First Party deems appropriate). However, occupants of portions of the Center may identify the Center in their advertising, promotion, sales material or commercials by reference to the Center's location "at Kendall Village Center" (subject, however, to such reasonable terms and conditions as First Party may impose in order to protect its registered trade names and service marks as hereinbelow provided); provided, however, that reference to the Center's location "at Kendall Village Center" may not be used in the name of any owner or occupant or any of its component entities. If so requested by First Party, and as a condition to utilizing any name whose use is restricted as aforestated, a party utilizing any such name shall sign a license agreement(s) (at no charge by either) which is intended to protect First Party's registered trade names and service marks from unauthorized use by others. Such license agreement(s) shall be non-exclusive, non-transferable and in form and substance reasonably acceptable to First Party.

         10. (a) No portion of the Center or any interest therein shall be sold, transferred or leased (which term shall include sublease and any other occupancy arrangement whenever used) unless and until the owner (which term shall include lessor whenever used, to the extent applicable) of the applicable portion thereof shall have first offered to sell, transfer or lease the applicable portion thereof or interest therein to First Party and First Party has waived, in writing, its right to purchase or lease the applicable portion thereof or interest therein. In the event the owner is a corporation, partnership or trustee, the sale, assignment or other transfer of any controlling interest of the stock of, partnership interest of or beneficial interest in the owner (whether accomplished all at once or over time), as the case may be, shall constitute a transfer to which the provisions of this paragraph shall apply, except in the case of a publicly traded entity or wholly owned subsidiary thereof.

                  (b) Any owner(s) intending to sell, transfer or lease as aforestated shall give to First Party notice of such intention, together with a fully executed copy of the proposed contract of sale or lease (the "Proposed Contract"). Within fifteen (15) days after receipt of such notice and Proposed Contract, First Party shall either exercise, or waive exercise of, its right of first refusal. If First Party exercises its right of first refusal, it shall, within fifteen (15) days after receipt of such notice and Proposed Contract, deliver to the applicable owner an agreement to purchase or lease the applicable portion of the Center or interest therein upon the terms set forth in the Proposed Contract (and the applicable owner shall promptly execute and return to First Party a counterpart of such agreement to purchase or lease); provided, however, that if the Proposed Contract contemplates a property exchange, First Party may tender the cash value of the property contemplated to be exchanged or a parcel of property having substantially similar value. If First Party shall fai1 to exercise or waive exercise of its right of first refusal within the said fifteen (15) day period, then First Party's right of first refusal shall be deemed to have been waived as to that particular Proposed Contract and First Party shall furnish a certificate of waiver as hereinafter provided (although failure to so provide a certificate shall not abrogate the effects of the waiver). Notwithstanding and in addition to the foregoing, if First Party exercises its right of first refusal, it shall not be bound by any use restrictions contained in the Proposed Contract and shall not be bound by any limitations on further transfer, assignment or subletting of its interests, the parties specifically recognizing that First Party's exercise of its right of first refusal will likely be for the purpose of preserving its investment in the Center and adjacent lands and not, necessarily, to operate the business located on the property that is the subject matter of the Proposed Contract.

                  (c) If First Party shall waive its right of first refusal or shall fail to exercise said right within fifteen (15) days after receipt of the aforestated notice and the Proposed Contract, First Party's waiver shall be evidenced by a certificate executed by First Party in recordable form, which shall be delivered to the applicable owner (although the failure to obtain or record any such certificate shall not abrogate the effects of any waiver that may exist). In the event First Party elects not to proceed with the purchase or lease as provided for in this paragraph, the applicable owner may proceed with the transaction contemplated by the Proposed Contract; provided, however, that First Party's right of first refusal provided herein shall also apply to (i) any subsequent proposed contracts to purchase or lease and (ii) any material changes to the terms or conditions of the Proposed Contract (any change in the economic terms shall be deemed material) or any subsequent proposed contracts or leases.

                  (d) Any sale, lease or other transfer of any portion of the Center or any interest therein without notice to First Party and waiver of First Party's right of first refusal as aforesaid shall be void.

                  (e) This paragraph shall not apply to (i) any property owned by First Party or acquired from First Party through foreclosure or deed in lieu thereof or (ii) the acquisition of title by any bank, life insurance company, federal or state savings and loan association, real estate investment trust or other institutional lender which acquires its title as a result of owning a mortgage upon all or a portion of the Center, and this shall be so whether the title is acquired through foreclosure proceedings or by deed in lieu thereof, but this paragraph shall apply to a sale, lease or other transfer by any such institution which so acquires title. Anything herein contained to the contrary notwithstanding, if (and only if) required in order for the provisions of this paragraph to be effective and enforceable under applicable law, the provisions of this paragraph shall terminate twenty-one (21) years after the date of recording of this instrument; otherwise, the provisions of this paragraph shall continue in full force and effect until the date this Agreement is terminated.

         11. (a) Anything to the contrary contained in this Agreement notwithstanding, specific performance and/or injunctive relief shall specifically be available for breach or violation of, or default under, any provision contained in paragraphs 3, 4, 5, 9 or 10 above, it being expressly acknowledged and agreed that damages may, at best, be difficult to ascertain and would be an inadequate remedy in any event.

                  (b) The prevailing party in any action in connection with this Agreement shall be entitled to the award of court costs and a reasonable attorneys' and paralegals' fees at all tribunal levels and in connection with all proceedings, whether or not suit is instituted. Whenever in this Agreement the term "costs of collection" or words of similar import are used, same shall include sums awarded pursuant to this subparagraph.

         12. Each owner from time to time of the Center, or any portion thereof, agrees, promptly upon request, to furnish from time to time to any other such owner in writing such truthful estoppel information and/or one or more confirmatory easements (confirmatory of the general easements granted hereby) as may be reasonably requested.

         13. In the event any portion of the Center is condemned or taken through eminent domain, the owner of the property so taken shall be entitled to the full award therefor as if this Agreement were not in existence and the other owner(s) shall not be entitled to share in any portion of the award as a result of the existence of this Agreement; provided, however, that the foregoing shall not prevent an award to any other owner(s) for the diminution in value of the property of the other owner(s), provided same does not reduce the award payable to the owner whose property was condemned or taken.

         14. Nothing contained herein shall be construed as a dedication of the easements granted herein to the general public.

         15. (a) This Agreement shall be a covenant running with the land and shall be binding upon and inure to the benefit of, and may be enforced by, the owners from time to time of every portion of the Center, their successors, assigns, employees, agents, customers, tenants, guests, licensees, invitees and mortgagees. Notwithstanding the foregoing, this Agreement may be abrogated, modified, terminated, rescinded or amended in whole or in part by an instrument executed by the then owners of all portions of the Center, joined by their respective mortgagees (if any); and the joinder of any tenants, guests, licensees or invitees of any such owner (or anyone else) shall specifically not be required in connection with any of the foregoing.

                  (b) Anything in this Agreement to the contrary notwithstanding, the rights of First Party under this Agreement may only be assigned by a written instrument of assignment, a counterpart of which is recorded in the Public Records of Dade County, Florida. Any party receiving such an assignment shall be deemed a successor First Party and shall be entitled to all of the rights and shall be deemed to have assumed all of the obligations of First Party under this Agreement. Any such assignment shall include the address of the assignee for notice purposes and, in conjunction with such assignment, the assignor shall furnish the assignee with the then current Notices Schedule (as hereinafter defined).

                  (c) First Party shall have the unilateral right by supplemental declaration to add to the lands comprising a part of the Center any lands owned by First Party (or owned by a third party, provided such third party joins in such supplemental declaration). First Party shall have the unilateral right by supplemental declaration to withdraw from the effects of this Agreement any land owned by First Party (or by a third party, provided such third party joins in such supplemental declaration); provided, however, that the areas cross hatched and diagonally lined on the Site Plan attached hereto as Exhibit "C" may not be withdrawn from the effects of this Agreement without the consent of all owners of property within the Center.

                  (d) Anything in this Agreement to the contrary notwithstanding, but in addition to more expansive rights granted to First Party elsewhere in this Agreement (such as, without limitation, the right to unilaterally impose exclusive or restricted use provisions or to permit otherwise prohibited uses on all or portions of the Center under section 4(g) without the joinder of any other owners), First Party may, from time to time, unilaterally file one or more supplemental declarations solely affecting portions of the Center that it owns (or that a third party owns, provided such third party joins in the supplemental declaration), which supplemental declarations reconfigure the Site Plan as it relates to the land legally described in such supplemental declarations or otherwise deals with such land or its owner (such as, by way of example and not by way of limitation, by limiting gross square footage of building area, height, use or other matters pertaining to such land that do not affect other land within the Center, or limiting First Party's rights, as to such owner or land only, in respect of matters under this Agreement that are within First Party's control). Any such supplemental declaration may be unilaterally amended or terminated by First Party, joined by the owner(s) of the land legally described in the supplemental declaration that is the subject matter of such amendment or termination and joined by any other party, if any, specified in such supplemental declaration (or in a subsequently filed supplemental declaration) as having to join in any such amendment or termination for it to be effective. Notwithstanding the foregoing, use of the areas cross hatched and diagonally lined on the Site Plan attached hereto as Exhibit "C" for the purposes specified in subparagraphs 2(a) and 2(c) may not be changed except as therein provided.

         16. Any notices required to be given hereunder shall be given by certified mail, return receipt requested, by hand delivery, by facsimile machine or by Federal Express or similar overnight courier service, postage prepaid, to the address set forth in the introductory paragraph of this Agreement, in a supplemental declaration, or in the Notice Schedule, as hereinafter defined. Except as and to the extent expressly provided for below with respect to notices of change of address, notices that are given in the manner aforestated shall be effective (regardless of whether or not they are actually received) upon mailing or depositing with Federal Express or similar overnight courier service, if mailed or deposited with Federal Express or similar overnight courier service, upon transmission if sent by facsimile machine or upon receipt if hand delivered. Any party hereto may change its address for notice by notifying the other parties hereto in the manner provided for above; provided, however, that notices of change of address shall not be effective unless and until they are actually received, delivery is refused or they are returned because the address to which they were sent is no longer a current address and the party sending such notice was not properly furnished a notification of change of address. First Party shall at all times maintain a list of the most current addresses that have been furnished to First Party for owners and mortgagees of portions of the Center (the "Notice Schedule") and shall, upon request, make such Notice Schedule available to those requesting same. Copies of any notices required to be given to another party hereto shall also be given to the holder of any mortgage encumbering the property owned by such party if the holder of any such mortgage has notified (in the manner provided for above for giving notice of change of address) the party giving notice of such holder's address and requested that notices be furnished to such holder. Notice given by the attorney for any party shall be as effective as if given by that party.

         17. This Agreement shall be governed by the laws of the State of Florida. If any portion of this Agreement shall be or become illegal or unenforceable for any reason, the remaining portions shall remain in full force and effect and shall be enforceable to the fullest extent permitted by law. Any failure to enforce any restriction, covenant, condition, obligation, reservation, right, power or charge herein contained shall in no event be deemed a waiver of the right to thereafter enforce any of same. Upon sale of any portion of the Center, the transferor thereof shall be relieved of personal liability hereunder related to the time period subsequent to such transfer with respect to the portion so transferred. This instrument may be executed in counterparts, each of which shall be deemed an original but all of which shall constitute one and the same document.

         IN WITNESS WHEREOF, the undersigned have caused this instrument to be executed as of the day and year first above written.

Witnesses:                             DOCUMENTATION CORP., a Florida
                                       corporation

Sign Name:_________________________    By:_______________________________
Print Name:________________________       Alan H. Potamkin, President

Sign Name:_________________________
Print Name:________________________


                                       BERSIN DEVELOPMENT CORP., a
                                       Florida corporation

Sign Name:_________________________    By:_______________________________
Print Name:________________________       Jeffrey L. Berkowitz,
                                          President
Sign Name:_________________________
Print Name:________________________

STATE OF ______________)
                       ) SS.
COUNTY OF______________)

                  The foregoing instrument was acknowledged before me this ___ day of __________, 199__ by Alan H. Potamkin, as President of Documentation Corp., a Florida corporation, in the capacity aforestated; such person is personally known to me or has produced a driver's license as identification.

                                   Sign Name:________________________
                                   Print Name:_______________________
                                                Notary Public

My Commission Expires:

_____________________


STATE OF FLORIDA           )
                           )  SS.
COUNTY OF DADE             )

         The foregoing instrument was acknowledged before me this ___ day of ____________, 199__ by Jeffrey L. Berkowitz, as President of Bersin Development Corp., a Florida corporation, in the capacity aforestated; such person is personally known to me or has produced a driver's license as identification.

                                   Sign Name:_________________________
                                   Print Name:________________________
                                                Notary Public

My Commission Expires:

_____________________

                                     JOINDER


         The undersigned, General Motors Acceptance Corporation, Mortgagee under those certain Mortgages recorded in Official Records Book ______, Pages ______
and ______, of the Public  Records  of  Dade  County,   Florida,  as  modified
(the "Mortgages"), encumbering lands which include the lands covered by the foregoing Declaration, hereby joins in the foregoing Declaration for the purpose of binding the lands encumbered by its Mortgages to the effects of foregoing Declaration.

         IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed as of the ___ day of ____________, 199__.

                                       GENERAL MOTORS ACCEPTANCE
                                       CORPORATION, a New York corporation

                                       By:_________________________________
                                       Print Name:_________________________
                                       Title:______________________________


STATE OF_______________)
                       ) SS.
COUNTY OF______________)

         The foregoing instrument was acknowledged before me this ___ day of ____________, 199__, by ____________________________ as _____________________ of
General Motors Acceptance Corporation, a New York corporation, in the capacity aforestated; such person is personally known to me or has produced a driver's license as identification.

                                       Sign Name:___________________________
                                       Print Name:__________________________
My Commission Expires:                                   Notary Public
                                       Serial No. (none if blank):__________
[NOTARIAL SEAL]

                             EXHIBIT "A" TO THE REA

                        Legal Description of the Center

                               Exhibit "B" to REA


                        [Property Plat Map appears here]

                               Exhibit "C" to REA


                        [Property Plat Map appears here]

                                   EXHIBIT "F"

                              Alternative Site Plan

                             Exhibit F to Contract


                        [Property Plat Map appears here]

                                   EXHIBIT "G"

                           Declaration of Restrictions

This instrument prepared by
and after recording return to:
Arnold A. Brown, Esq.
Rubin Baum Levin Constant
  Friedman & Bilzin
2500 First Union Financial Center
Miami, Florida  33131

(Silver Diner)



                           DECLARATION OF RESTRICTIONS

         This Declaration of Restrictions is entered into by Bersin Development Corp. and Documentation Corp., each a Florida corporation, each as to an undivided 50% interest ("First Owner"), and Preparation, Inc. and Jeffrey A.
Berkowitz,   each  as  to  an  undivided  50%  interest  ("Second  Owner",   and
collectively with First Owner, "Owners"), whose address is c/o Berkowitz Development Group, 2665 South Bayshore Drive, Suite 1200, Coconut Grove, Florida 33133, for the benefit of Silver Diner Development, Inc., a Virginia corporation ("Beneficiary"), whose address is 11806 Rockville Pike, Rockville, Maryland 20852.

         WHEREAS, First Owner is contemporaneously herewith, conveying to Beneficiary the Property legally described on Exhibit "A" attached hereto and made a part hereof (the "Outparcel");

         WHEREAS, Owner currently owns lands in the vicinity of the Outparcel, which lands (including the Outparcel) are legally described on Exhibit "B" attached hereto and made a part hereof (the "Kendall Village Center Lands");

         WHEREAS, as a material inducement for Beneficiary to purchase the Outparcel, Owner has agreed to impose the following restrictions on Kendall Village Center Lands:

         NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, Owner agrees as follows:

         1. For so long as the Outparcel is used as a family style restaurant with the word "diner" in its name, no other business operated on any portion of the Kendall Village Center Lands can use the word "diner" in its name or logo.

         2. In the event the portion of the Kendall Village Center Lands designated as Parcel I on the site plan attached hereto as Exhibit "C" is used for restaurant purposes, there shall be constructed, on or before the date such restaurant opens for business, parking spaces within all or portions of the boldly highlighted area surrounding said Parcel I for no less than 110 cars.

         3. This Declaration is given for the benefit of Beneficiary and its successors and assigns, and may be enforced by Beneficiary and such successors and assigns, by injunction or otherwise, Owner hereby recognizing that damages may be an insufficient remedy in the event of violation of the provisions of this Declaration.

         4. If enforcement of the terms of this Declaration becomes necessary, the prevailing party in any action pertaining thereto shall be entitled to an award of court costs and reasonable attorneys' fees at all tribunal levels from the party or parties causing the violation.

         5. Beneficiary, by joining herein, agrees to provide, from time to time to time upon request, an estoppel letter containing such truthful information as Owner, its successors or assigns may, from time to time, reasonably request.

         6. This Declaration shall be a covenant running with the land and shall be binding upon and inure to the benefit of the owner from time to time of all of the applicable portions of the Kendall Village Center Lands, and also shall be binding upon and inure to the benefit of Beneficiary, its successors and assigns.

         7. This Declaration may be modified, terminated, rescinded or amended in whole or in part by an instrument executed by the owner(s) of the applicable portions of the Kendall Village Center Lands, and by the owner of the Outparcel, joined by their respective mortgagees, if any, and joinder by no other party shall be required.

         8. Any notices required to be given hereunder shall be given by certified mail, return receipt requested, postage prepaid, or by overnight delivery service and shall be deemed effective upon receipt or upon refusal or delivery or inability to deliver by virtue of an unnoticed change of address or similar cause. Notices shall be forwarded to the addresses set forth in the introductory paragraph of this Declaration, or to such other addresses as the parties may furnish by notice as provided in this paragraph.

         IN WITNESS WHEREOF, the undersigned have caused this instrument to be executed as of the day and date first above written.

Witnesses:                             DOCUMENTATION CORP., a Florida
                                       corporation

Sign Name:_________________________    By:______________________________
Print Name:________________________       Alan Potamkin,
                                          President
Sign Name:_________________________
Print Name:________________________
(as to Documentation)


                                       BERSIN DEVELOPMENT CORP., a
                                       Florida corporation

Sign Name:_________________________    By:______________________________
Print Name:________________________       Jeffrey L. Berkowitz,
                                          President

Sign Name:_________________________
Print Name:________________________
(as to Documentation)

                                       PREPARATION, INC., a
                                       Florida corporation

Sign Name:_________________________    By:______________________________
Print Name:________________________       Alan Potamkin,
                                          President
Sign Name:_________________________
Print Name:________________________
(as to Preparation)


Sign Name:_________________________    _________________________________
Print Name:________________________       Jeffrey L. Berkowitz

Sign Name:_________________________
Print Name:________________________
(as to Berkowitz)

                                       SILVER DINER DEVELOPMENT, INC.,
                                       a Virginia corporation

Sign Name:_________________________    By:______________________________
Print Name:________________________    Print Name:______________________
                                       Title:___________________________
Sign Name:_________________________
Print Name:________________________
(as to Silver Diner)
                                       3

STATE OF FLORIDA           )
                           ) SS.
COUNTY OF DADE             )

         The foregoing instrument was acknowledged before me this ___ day of ____________, 199__ by Alan Potamkin, as President of Documentation Corp., a Florida corporation, in the capacity aforestated; such person is personally known to me or has produced a driver's license as identification.

                                   Sign Name:____________________________
                                   Print Name:___________________________
                                                    Notary Public

My Commission Expires:

_____________________




STATE OF FLORIDA           )
                           ) SS.
COUNTY OF DADE             )

         The foregoing instrument was acknowledged before me this ___ day of ____________, 199__ by Jeffrey L. Berkowitz, both individually and as President of Bersin Development Corp., a Florida corporation, in the capacity aforestated; such person is personally known to me or has produced a driver's license as identification.

                                   Sign Name:___________________________
                                   Print Name:__________________________
                                                     Notary Public
                                   Serial No. (none if blank):__________

My Commission Expires:

_____________________

STATE OF FLORIDA           )
                           )  SS.
COUNTY OF DADE             )

         The foregoing instrument was acknowledged before me this ___ day of ____________, 199__ by Alan Potamkin, as President of Preparation Inc., a Florida corporation, in the capacity aforestated; such person is personally known to me or has produced a driver's license as identification.

                                   Sign Name:____________________________
                                   Print Name:___________________________
                                                    Notary Public

My Commission Expires:

_____________________




STATE OF FLORIDA           )
                           )  SS.
COUNTY OF DADE             )

         The foregoing instrument was acknowledged before me this ___ day of ____________, 199__ by ___________________________ as _________________________
of Silver Diner Development, Inc., a Virginia corporation, in the capacity aforestated; such person is personally known to me or has produced a driver's license as identification.

                                   Sign Name:____________________________
                                   Print Name:___________________________
                                                     Notary Public

My Commission Expires:

_____________________

                                     JOINDER


         The undersigned, General Motors Acceptance Corporation, Mortgagee under those certain Mortgages recorded in Official Records Book ______, Pages ______
and ______, of the Public  Records  of  Dade  County,   Florida,  as  modified
(the "Mortgages"), encumbering lands which include the lands covered by the foregoing Declaration, hereby joins in the foregoing Declaration for the purpose of binding the lands encumbered by its Mortgages to the effects of foregoing Declaration.

         IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed as of the ___ day of ____________, 199__.

                                       GENERAL MOTORS ACCEPTANCE
                                       CORPORATION, a New York
                                       corporation

                                       By:_____________________________
                                       Print Name:_____________________
                                       Title:__________________________


STATE OF          )
                  ) SS.
COUNTY OF         )

         The foregoing instrument was acknowledged before me this ___ day of ____________, 199__, by __________________________ as _________________________
of General Motors Acceptance Corporation, a New York corporation, in the capacity aforestated; such person is personally known to me or has produced a driver's license as identification.

                                   Sign Name:__________________________
                                   Print Name:_________________________
                                                    Notary Public
                                   Serial No. (none if blank):_________

                                            [NOTARIAL SEAL]

My Commission Expires:

_____________________

                               EXHIBIT "A" TO THE
                          DECLARATION OF RESTRICTIONS

                 Legal Description of the Silver Diner Property

LESS AND EXCEPT the portion thereof dedicated for public purposes on the plat of KV Center West, according to the plat thereof recorded in Plat Book 148, Page 33, of the Public Records of Dade County, Florida.

PLUS the following two parcels:

Hernandez Parcel: South 1/2 of Southeast 1/4 of Southeast 1/4 of Northeast 1/4 of Southwest 1/4 of Section 36, Township 54 South, Range 39 East, Dade County, Florida, less the East 35 feet thereof for right-of-way.

USMS Sliver: All that portion of the South 3/4 of the Southeast 1/4 of Section 36, Township 54 South, Range 39 East, Dade County, Florida, lying Northwesterly of the Northwesterly line of the right-of-way of State Road 821 and South of the North line of the Southwest 1/4 of the Southeast 1/4 of said
Section 36, lying and being in Dade County, Florida.


                              Exhibit "B" (2 of 3)

                             KENDALL VILLAGE CENTER

                              Exhibit "B" (3 of 3)


                       [Property Plat Map appears here]


For Informational
 purposes only.
Legal description
 governs.
Improvements are
 subject to change
 by the owners of
 the applicable
 portions of the
 property.

                    Exhibit "C" to Silver Diner Restrictions


                        [Property Plat Map appears here]

                                   EXHIBIT "H"

                            Supplemental Declaration

This instrument prepared by
and after recording return to:
Arnold A. Brown, Esq.
Rubin Baum Levin Constant
  Friedman & Bilzin
2500 First Union Financial Center
Miami, Florida  33131



                            SUPPLEMENTAL DECLARATION
                                 (SILVER DINER)

         This Supplemental Declaration is made and entered into as of the ___ day of ____________, 199__ by Documentation Corp. and Bersin Development Corp., each a Florida corporation, each as to an undivided 50% interest,
whose address is 2665 South Bayshore  Drive,   Suite  1200,  Coconut  Grove,
Florida  33133,   hereinafter collectively referred to as "First Party".

         WHEREAS, First Party is the owner of a certain parcel of real property legally described on Exhibit "A" attached hereto and made a part hereof (the "Property"), which is labeled Parcel F on Exhibit "B" attached hereto and made a part hereof; and

         WHEREAS, First Party has heretofore burdened the Property, and additional lands, with a Declaration of Restrictions and Reciprocal Easement Agreement recorded in Official Records Book ______, Page ______, of the Public Records of Dade County, Florida (the "Declaration"); and

         WHEREAS,   the  Declaration   contemplates   the  entering  into  of  a
Supplemental Declaration in conjunction with sale of the Property, which is to occur on or about the date hereof;

         NOW, THEREFORE, for valuable consideration, First Party declares and agrees as follows:

         1. All terms capitalized but not defined herein shall have the meanings ascribed to such terms in the Declaration.

         2. The gross square footage of building area on the Property, including any outdoor serving area, shall be no more than 8,000 square feet; provided however, that the width (the east-west dimension) of any building constructed on the Property at any time shall not exceed 100 lineal feet.

         3. The height of any improvements located on the Property at any time shall have a maximum height above finish grade that does not exceed 22 feet in height as to all portions of the building with the exception of decorative facades, which facades may be placed on any of the sides of the building and may extend up to a maximum height above finish grade of 28 feet; provided however, that no facade shall be wider than 20% of the length of the side of the building on which said facade is located.

         4. The Property shall be used solely for a full service restaurant. However, notwithstanding and in addition to the foregoing, no portion of the Property may be used as a restaurant serving primarily either Mexican cuisine or seafood. Only a restaurant which derives more than (a) 10% of its gross sales from the sale of Mexican food shall be deemed to violate the foregoing restriction respecting Mexican cuisine or (b) 25% of its gross sales from the sale of seafood shall be deemed to violate the foregoing restriction respecting seafood.

         5. For as long as the Property is used as a family style restaurant with the word "diner" in its name, no other portion of the Center, as defined in the Declaration on the date hereof (which shall include any subsequent additions thereto (but only to the extent within the lands burdened by that certain Declaration of Restriction naming ________________________ as beneficiary, as beneficiary, which is being recorded contemporaneously herewith) and shall also include any subsequent withdrawals therefrom), shall use the word "diner" in its name or logo. This provision may be enforced by specific performance by the occupant from time to time of the Property, it being recognized that remedies at law may be inadequate. This provision shall supplement, but is not intended to supersede, the provisions of any separate recorded instrument pertaining to the same subject matter.

         6. No business located on Parcel G depicted on the site plan attached to the Declaration as Exhibit "C" shall be operated as a restaurant; provided, however, that food/beverage service businesses containing not more than 2,500 square feet such as, but not limited to, a doughnut shop (such as Dunkin' Donuts), bagel shop, cocktail lounge and/or coffee shop (such as StarBucks), shall be permitted, regardless of whether or not sit down service is provided therein, provided further that such permitted food/beverage service businesses shall not occupy more than 5,000 square feet of Parcel G in the aggregate. This provision may be enforced by specific performance by the occupant from time to time of the Property, it being recognized that remedies at law may be inadequate.

         7. For so long as the Property is used as a family style restaurant which has a significant breakfast component, no other portion of the Center, as defined in the Declaration on the date hereof (which shall not include any subsequent additions thereto, but shall include any subsequent withdrawals therefrom), shall be used as a family style restaurant which has a significant breakfast component, such as, but not limited to, Denny's, IHOP or Perkins. The foregoing is not intended to restrict restaurants such as, but not limited to, Chevy's, Hops or Monty's from serving breakfast. This provision may be enforced by specific performance by the occupant from time to time of the Property, it being recognized that remedies at law may be inadequate.

         8. (a) Notwithstanding anything contained in the Declaration to the contrary, the right of first refusal set forth in Section 10 of the Declaration shall not apply to a transfer, sale or lease to (i) any entity into which or with which the owner of the Property may merge or consolidate, (ii) any subsidiary of such owner, (iii) any commonly controlled affiliate of such owner,
(iv) any franchisee of such owner or (v) any party or entity as part of any transfer, sale or lease of any of owner's assets if such transfer, sale or lease includes, or is of, substantially all of the assets of the owner's Dade and Broward County operations; provided in each such event that the operation and use of the Property after such event remains substantially the same as existed prior thereto; and provided, further, however, that nothing herein contained shall diminish or in any way affect any other provision of the Declaration or this Supplemental Declaration.

                  (b) Notwithstanding anything contained in the Declaration to the contrary, the right of first refusal set forth in Section 10 of the Declaration shall not apply to a transfer, acquisition, sale or lease to or by
(i) any party involved in a sale/leaseback transaction with the owner (lessee) of the Property, or (ii) any mortgagee (or an affiliated entity of any mortgagee) that acquires title to the Property; provided in each such event that nothing herein contained shall diminish or in any way affect any other provision of the Declaration or this Supplemental Declaration.

                  (c) Notwithstanding the foregoing paragraphs (a) or (b) of this Section, a sale, transfer or lease otherwise exempted from the right of first refusal provided for in the Declaration shall nonetheless be subject to such right if the party acquiring or leasing the Property intends to utilize same for the operation of an establishment that features nude (male or female) dancing or that utilizes scantily clad men or women as waiters, dancers, hosts or otherwise in connection with its operations (such as for example, Hooters, Melons or Porkys); provided, however, that if First Party elects, in its sole and absolute discretion, to make the foregoing use a prohibited use throughout the Center (as same may be constituted from time to time), by including same in
Section 4(g) of the Declaration, then in such event, in lieu of a transfer, sale or lease to party engaged in such activities being subject to the right of first refusal as aforesaid, any transfer, sale or lease to a party seeking to engage in such activities shall be prohibited unless expressly approved in writing by First Party in its sole and absolute discretion; provided that nothing herein contained shall diminish or in any way affect any other provision of the Declaration or this Supplemental Declaration.

                  (d) Notwithstanding anything contained in the Declaration to the contrary, the right of first refusal set forth in Section 10 of the Declaration shall not apply to any transfer, sale, acquisition or lease of the Property to or by any party from and after the date that is fifteen (15) years following the date of this Supplemental Declaration; provided that the foregoing is not intended to diminish or otherwise affect any other provision of the Declaration (including, but not limited to, the use restrictions set forth in Section 4 thereof) or this Supplemental Declaration.

         9. Notwithstanding the provisions of paragraph 2 of the Declaration that grant the First Party the right to construct a direct entrance into the Center from Kendall Drive, First Party agrees that if such direct entrance is not fully constructed and completed prior to the date that the operations to be conducted in the building and improvements constructed on the Property are opened for business with the public (the "Opening Date"), then, construction of such entrance shall not be commenced prior to a date that is less than six (6) months after the Opening Date. First Party further agrees that it will not commence such construction activities prior to the Opening Date unless it has in good faith determined that the construction of the entrance will be completed before the Opening Date, as same may be reasonably projected by the then owner (or contract purchaser) of the Property, and the contract relating to the construction of such entrance requires that same be completed prior to the projected Opening Date. First Party shall give owner not less than thirty (30) days' advance notice of the date on which construction of the entrance is expected to commence.

         10. Notwithstanding the provisions of paragraph 3 of the Declaration that grant to First Party the unilateral right to install controlled parking within the lands that are from time to time included within the Center, First Party agrees that, as to the diagonally lined portions of the Center as depicted on Exhibit "C" to the Declaration as it exists on the date hereof, excluding the portion thereof located north of Parcel H, controlled parking will not be installed without the approval of the then owner of the Property, which approval shall not be unreasonably withheld.

         11. Notwithstanding the provisions of paragraph 3 of the Declaration that grant to First Party the unilateral right to install certain signage limiting parking rights, in the event a movie theater is constructed north of the Center (as defined on the date hereof), within any of the lands depicted on Exhibit "B" to the Declaration as it exists on the date hereof, First Party shall, at the request of the then owner of the Property, install signs at the entrances to the diagonally lined portions of the Center as depicted on Exhibit "C" to the Declaration as it exists on the date hereof, excluding the portion thereof located north of Parcel H, which disclose that such portions of the Center are not to be utilized for parking by patrons of the movie theater.

         12. The name and address for the owner of the Property, from and after the date hereof until changed as provided in the Declaration, is ______________.

         13. This Supplemental Declaration is intended to supplement the Declaration and, in the event of a conflict, to supersede same. Except as and to extent supplemented hereby, the Declaration shall remain in full force and effect according to its terms.

         IN WITNESS WHEREOF, the undersigned have caused this instrument to be executed as of the day and date first above written.

Witnesses:                             DOCUMENTATION CORP., a Florida
                                       corporation

Sign Name:________________________     By:___________________________
Print Name:_______________________     Print Name:___________________
                                       Title:________________________

Sign Name:________________________
Print Name:_______________________
            (as to Documentation)
                                       BERSIN DEVELOPMENT CORP., a
                                       Florida corporation


Sign Name:_________________________    By:________________________
Print Name:________________________       Jeffrey L. Berkowitz,
                                          President
Sign Name:_________________________
Print Name:________________________
                (as to Bersin)




STATE OF            )
                    ) SS.
COUNTY OF           )

         The foregoing instrument was acknowledged before me this ___ day of ____________, 199__ by __________________________, as _________________________
of  Documentation  Corp.,  a  Florida  corporation,   in  the capacity
aforestated; such person is personally known to me or has produced a driver's license as identification.

                                   Sign Name:____________________________
                                   Print Name:___________________________
                                                     Notary Public

My Commission Expires:

_____________________



STATE OF FLORIDA           )
                           )  SS.
COUNTY OF DADE             )

         The foregoing instrument was acknowledged before me this ___ day of ____________, 199__ by Jeffrey L. Berkowitz, as President of Bersin Development Corp., a Florida corporation, in the capacity aforestated; such person is personally known to me or has produced a driver's license as identification.

                                   Sign Name:__________________________
                                   Print Name:_________________________
                                                    Notary Public
                                  Serial No. (none if blank):__________

My Commission Expires:


_____________________

                                     JOINDER


         The undersigned, General Motors Acceptance Corporation, Mortgagee under those certain Mortgages recorded in Official Records Book ______, Pages ______
and ______, of the Public  Records  of  Dade  County,   Florida,  as  modified
(the "Mortgages"), encumbering lands which include the lands covered by the foregoing Supplemental Declaration, hereby joins in the foregoing Supplemental Declaration for the purpose of binding the lands encumbered by its Mortgages to the effects of foregoing Supplemental Declaration.

         IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed as of the ___ day of ____________, 199__.

                                       GENERAL MOTORS ACCEPTANCE
                                       CORPORATION, a New York
                                       corporation

                                       By:_____________________________
                                       Print Name:_____________________
                                       Title:__________________________



STATE OF             )
                     ) SS.
COUNTY OF            )

         The foregoing instrument was acknowledged before me this _______ day of ___________, 199__, by _________________________ as _________________________ of
General Motors Acceptance Corporation, a New York corporation, in the capacity aforestated; such person is personally known to me or has produced a driver's license as identification.

                                   Sign Name:____________________________
                                   Print Name:___________________________
                                                     Notary Public
                                   Serial No. (none if blank):___________

                                              [NOTARIAL SEAL]

My Commission Expires:


_____________________

                               EXHIBIT "A" TO THE
                            SUPPLEMENTAL DECLARATION

                        Legal Description of the Property

                               EXHIBIT "B" TO THE
                            SUPPLEMENTAL DECLARATION

                          Site Plan Reflecting Property